Exhibit 10.27

UXIN LIMITED

UCAREASE HOLDING LIMITED

UXIN USED CAR LIMITED

UXIN HONG KONG LIMITED

(優信互聯香港有限公司)

GLORYFIN INTERNATIONAL GROUP HOLDING COMPANY LIMITED

(錦融國際控股集團有限公司)

UCARSHOW HK LIMITED

(優車秀香港有限公司)

PERFECT HARMONY GROUP LIMITED

FAIRLUBO AUCTION COMPANY LIMITED

BEIJING FENGSHUN LUBAO VEHICLE AUCTION CO., LTD.

(北京丰顺路宝机动车拍卖有限公司)

YOUXINPAI (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优信拍（北京）信息科技有限公司)

KAIFENG FINANCING LEASE (HANGZHOU) CO., LTD.

(凯枫融资租赁（杭州）有限公司)

YOUXIN INTERNET (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优信互联（北京）信息技术有限公司)

YOUTU (BEIJING) TRANSPORTATION AGENT CO., LTD.

(优途（北京）运输代理有限公司)

YOUXINPAI (BEIJING) AUCTION CO., LTD.

(优信拍（北京）拍卖有限公司)

SICHUAN YOUXINPAI AUCTION CO., LTD.

(四川优信拍拍卖有限公司)

YOUXINPAI (BEIJING) SECOND HAND CAR APPRAISAL AND EVALUATION CO., LTD.

(优信拍（北京）二手车鉴定评估有限公司)

YOUXINHULIAN (BEIJING) BUSINESS AND TRADE CO., LTD.

(优信互联（北京）商贸有限公司)

BEIJING YOUXIN RUIDA ASSETS MANAGEMENT CO., LTD.

(北京优信睿达资产管理有限公司)

BEIJING YOUXIN RUITONG AUTOMOBILE SERVICE CO., LTD.

(北京优信睿通汽车服务有限公司)

YOUGU (SHANGHAI) INFORMATION TECHNOLOGY CO., LTD.

(优估（上海）信息科技有限公司)

YOUXIN YISHOUCHE (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优信易手车（北京）信息技术有限公司)

BEIJING YOUXIN YILIAN INVESTMENT CO., LTD.

(北京优信易联投资有限公司)

SHENZHEN YOUXIN PENGCHENG SECOND HAND CAR TRADE MARKET CO., LTD.

(深圳市优信鹏城二手车交易市场有限公司)

SHENZHEN YOUXIN PENGDA SECOND HAND CAR BROKERAGE CO., LTD.

(深圳市优信鹏达二手车经纪有限公司)

FOUNDER

FOUNDER HOLDING COMPANY

AND

INVESTORS

SHARE SUBSCRIPTION AGREEMENT

Dated April 8, 2016

2

SHARE SUBSCRIPTION AGREEMENT

This SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made on April 8, 2016 by and among:

(1)                                 Uxin Limited, an exempted company duly incorporated and validly existing under the laws of Cayman Islands with its registered address at the offices of Offshore Incorporations (Cayman) Limited, Floor 4, Willow House, Cricket Square, P.O. Box 2804, Grand Cayman KY1-1112, Cayman Islands (the “Company”);

(2)                                 UcarEase Holding Limited, an exempted company duly incorporated and validly existing under the laws of British Virgin Islands with its registered address at the offices of OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“UcarEase BVI”);

(3)                                 Uxin Used Car Limited, an exempted company duly incorporated and validly existing under the laws of Cayman Islands with its registered address at Sertus Chambers, P.O. Box 2547, Cassia Court, Camana Bay, Grand Cayman, Cayman Islands (“Uxin Used Car Cayman”);

(4)                                 Uxin Hong Kong Limited (優信互聯香港有限公司), a company duly incorporated and validly existing under the laws of Hong Kong with its registered address at Room 502, Bank of America Tower, 12 Harcourt Road, Central, Hong Kong (the “HK Company”);

(5)                                 GloryFin International Group Holding Company Limited (錦融國際控股集團有限公司), a company duly incorporated and validly existing under the laws of Hong Kong with its registered address at Room 19C, Lockhart Centre, 301-307 Lockhart Rd., Wan Chai, Hong Kong (“GloryFin HK”);

(6)                                 UcarShow HK Limited (優車秀香港有限公司), a company duly incorporated and validly existing under the laws of Hong Kong with its registered address at RM 1501(682) 15/F SPA Centre, 53-55 Lockhart Road, Wanchai, Hong Kong (“UcarShow HK”);

(7)                                 Perfect Harmony Group Limited, a limited liability company duly incorporated and validly existing under the laws of British Virgin Islands with its registered address at P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands (“Perfect Harmony”);

(8)                                 Fairlubo Auction Company Limited, a limited liability company duly incorporated and validly existing under the laws of Cayman Islands with its registered address at the offices of Offshore Incorporations (Cayman) Limited, Floor 4, Willow House,

Cricket Square, P O Box 2804, Grand Cayman KY1-1112, Cayman Islands (“Fairlubo”);

(9)                                 Beijing Fengshun Lubao Vehicle Auction Co., Ltd. (北京丰顺路宝机动车拍卖有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room1416, Floor 14, Fengkai Wangyuan Technology Incubator Center (Wangyuan Building), No. 56, South Road of 4th West Ring, Fengtai District, Beijing (北京市丰台区西四环南路56号丰开望园科技孵化中心(望园大厦)14层1416房间) (“Fengshun Lubao”);

(10)                          Youxinpai (Beijing) Information Technology Co., Ltd. (优信拍（北京）信息科技有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 2507, Floor 21, Building No. 10, Compound No. 93, Jianguo Road, Chaoyang District, Beijing, China (北京市朝阳区建国路93号院10号楼21 层2507) (the “WFOE”);

(11)                          Kaifeng Financing Lease (Hangzhou) Co., Ltd. (凯枫融资租赁（杭州）有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 1501-11, North Building No. 1, Yang Guang Hua Cheng Chuang Fu Center, No. 386, Xue Zheng Street, Hangzhou Economic and Technological Development Zone, Hangzhou, Zhejiang Province, China (杭州经济技术开发区学正街386号阳光华城创富中心北1幢1501-11室) (“Kaifeng Financing Lease”);

(12)                          Youxin Internet (Beijing) Information Technology Co., Ltd. (优信互联（北京）信息技术有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 2106-A030, No. 9, North 4th Ring West Road, Haidian District, Beijing, China (北京市海淀区北四环西路9号2106-A030) (the “PRC Domestic Company”);

(13)                          Youtu (Beijing) Transportation Agent Co., Ltd.(优途（北京）运输代理有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323702, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323702室) (“Youtu Beijing”);

(14)                          Youxinpai (Beijing) Auction Co., Ltd.(优信拍（北京）拍卖有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323705, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323705室) (“Youxinpai Auction”);

(15)                          Sichuan Youxinpai Auction Co., Ltd. (四川优信拍拍卖有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at 1/F, Building No. 7, No. 2 Huan San Xiang, Xiao Jia He, High and New Technology Development Zone, Chengdu, Sichuan Province, China (成都高新区肖家河环三巷2号7幢1层) (“Youxinpai Sichuan Auction”);

(16)                          Youxinpai (Beijing) Second Hand Car Appraisal and Evaluation Co., Ltd. (优信拍（北京）二手车鉴定评估有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323706, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323706室) (“Youxinpai Second Hand Car”);

(17)                          Youxinhulian (Beijing) Business and Trade Co., Ltd. (优信互联（北京）商贸有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323703, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323703室) (“Youxin Business”);

(18)                          Beijing Youxin Ruida Assets Management Co., Ltd. (北京优信睿达资产管理有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 1701-1703, Compound No. 37, South Mo Fang Road, Chaoyang District, Beijing, China (No. 174329, Hua Teng Bei Tang Central Business Area) (北京市朝阳区南磨房路37号院1701-1703室(华腾北搪集中办公区174329号)) (“Youxin Ruida Assets”);

(19)                          Beijing Youxin Ruitong Automobile Service Co., Ltd. (北京优信睿通汽车服务有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 1701-1703, Compound No. 37, South Mo Fang Road, Chaoyang District, Beijing, China (No. 177166 Hua Teng Bei Tang Central Business Area) (北京市朝阳区南磨房路37号院1701-1703室(华腾北搪集中办公区177166号)) (“Youxin Ruitong Service”);

(20)                          Yougu (Shanghai) Information Technology Co., Ltd. (优估（上海）信息科技有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 211, Floor 2, Building No. 3, No. 177, Meisheng Road, Free Trade Zone, Shanghai, China (上海市自由贸易试验区美盛路177号3幢楼2层211室) (“Yougu Shanghai”);

(21)                          Youxin Yishouche (Beijing) Information Technology Co., Ltd. (优信易手车（北京）信息技术有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Floor 4, Building No. 11, Guandongdian, Chaoyang District, Beijing, China (No.

1064, Hujialou Central Business Area) (北京市朝阳区关东店11号楼四层（呼家楼集中办公区1064号）) (“Youxin Yishouche”);

(22)                          Beijing Youxin Yilian Investment Co., Ltd. (北京优信易联投资有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323601, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323601室) (“Youxin Yilian”);

(23)                          Shenzhen Youxin Pengda Second Hand Car Brokerage Co., Ltd. (深圳市优信鹏达二手车经纪有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 203, Building Yiben, No. 1063, Chaguang Road, Nanshan District, Shenzhen, China (深圳市南山区茶光路1063号一本大楼203) (“Youxin Pengda”);

(24)                          Shenzhen Youxin Pengcheng Second Hand Car Trade Market Co., Ltd. (深圳市优信鹏城二手车交易市场有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 218, Building Yiben, No. 1063, Chaguang Road, Nanshan District, Shenzhen, China (深圳市南山区茶光路1063号一本大楼218) (“Youxin Pengcheng”, together with Youtu Beijing, Youxinpai Auction, Youxinpai Sichuan Auction, Youxinpai Second Hand Car, Youxin Business, Youxin Ruida Assets, Youxin Ruitong Service, Youxin Yishouche and Youxin Yilian, the “PRC Subsidiaries”, and each a “PRC Subsidiary”);

(25)                          the individual listed in Part I(a) of EXHIBIT A (the “Founder”);

(26)                          the company listed in Part I(b) of EXHIBIT A (the “Founder Holding Company”);

(27)                          Haixia Uxin International Limited Partnership, a limited partnership formed under the laws of Cayman Islands with its registered address at the Office of Sertus Incorporations (Cayman) Limited, Sertus Chambers, P.O. Box 2547, Cassia Court, Camana Bay, Grand Cayman, Cayman Islands (“Haixia Uxin”); and

(28)                          Hillhouse UX-II Holdings Limited, a limited company formed under the laws of British Virgin Islands with its registered address at Flemming House, Wickhams Cay, P.O. Box 662, Road Town, Tortola, British Virgin Islands (“Hillhouse UX-II”, together with Haixia Uxin, the “Investors”, and each an “Investor”).

The Company, UcarEase BVI, Uxin Used Car Cayman, the HK Company, GloryFin HK, UcarShow HK, Perfect Harmony, Fairlubo, Fengshun Lubao, the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company, the PRC Subsidiaries, the Founder, the Founder Holding Company and the Investors are hereinafter collectively referred to as the “Parties” and individually as a “Party”.

RECITALS

A.            The Company desires to issue and allot to each Investor and each Investor desires to subscribe for that number of Series A-1 redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series A-1 Preferred Shares”, and the holders of any Series A-1 Preferred Shares are hereinafter collectively referred to as the “Series A-1 Preferred Shareholders” and each a “Series A-1 Preferred Shareholder”) as set forth opposite such Investor’s name in Part III of EXHIBIT A, on the terms and conditions set forth in this Agreement.

B.            The Company repurchased 2,807,829 Ordinary Shares (as defined below) from Ease Win Enterprises Limited at a repurchase price of US$18.582188 per share, pursuant to a share repurchase agreement (the “Share Repurchase Agreement”) entered into by and among the Company, Li Bin and Ease Win Enterprises Limited on March 16, 2016 (the “Repurchase”).

C.            As of the date hereof, the Founder Holding Company owns 2,933,334 ordinary shares, par value US$0.001 per share, of the Company (the “Ordinary Shares”); certain other Persons (as defined below) whose names are listed in Section (A) of Part I of EXHIBIT C collectively own 5,000,000 Series A redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series A Preferred Shares”, and the holders of any Series A Preferred Shares are hereinafter collectively referred to as the “Series A Preferred Shareholders” and each a “Series A Preferred Shareholder”); certain other Persons whose names are listed in Section (A) of Part I of EXHIBIT C collectively own 7,060,263 Series B redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series B Preferred Shares”, and the holders of any Series B Preferred Shares are hereinafter collectively referred to as the “Series B Preferred Shareholders” and each a “Series B Preferred Shareholder”); certain other Persons whose names are listed in Section (A) of Part I of EXHIBIT C collectively own 8,670,877 Series C-1 redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series C-1 Preferred Shares”); certain other Persons whose names are listed in Section (A) of Part I of EXHIBIT C collectively own 1,055,891 Series C-2 redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series C-2 Preferred Shares”, together with the Series C-1 Preferred Shares, the “Series C Preferred Shares”, and each a “Series C Preferred Share”; and the holders of any Series C Preferred Share are hereinafter collectively referred to as the “Series C Preferred Shareholders” and each a “Series C Preferred Shareholder”); certain other Persons whose names are listed in Section (A) of Part I of EXHIBIT C collectively own 15,935,515 Series D redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series D Preferred Shares” and the holders of any Series D Preferred Shares are hereinafter collectively referred to as the “Series D Preferred Shareholders” and each a “Series D Preferred Shareholder”);  certain other Persons whose names are listed in Section (A) of Part I of EXHIBIT C collectively own 8,947,749 Series E redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series E Preferred Shares”,  and the holders of any Series E Preferred Shares are hereinafter collectively referred to as the “Series E Preferred Shareholders” and each a “Series E Preferred Shareholder”); and certain other Persons whose names are listed in Section (A) of Part I of EXHIBIT C collectively own 8,516,220 series F redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series F Preferred Shares”, together with the Series A Preferred Shares, the Series A-1 Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares,

the Series D Preferred Shares and the Series E Preferred Shares, the “Preferred Shares”, and the holders of any Series F Preferred Share are hereinafter collectively referred to as the “Series F Preferred Shareholders” and each a “Series F Preferred Shareholder”).  The number of the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares, the Series F Preferred Shares and the Ordinary Shares as shown in Section (A) of Part I of EXHIBIT C represents 100% of the issued and outstanding share capital of the Company as of the date hereof. The number of the Series A Preferred Shares, the Series A-1 Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares, the Series F Preferred Shares and the Ordinary Shares as shown in Section (B) of Part I of EXHIBIT C represents 100% of the issued and outstanding share capital of the Company immediately after the Closing.

D.            The Company owns one hundred percent (100%) equity interest in the HK Company (on a fully diluted basis), the HK Company in turn owns one hundred percent (100%) equity interest in the WFOE (on a fully diluted basis) and the WFOE in turn owns one hundred percent (100%) equity interest in Youxin Pengda (on a fully diluted basis), in each case free and clear of any Encumbrance (as defined below).

E.            The Company owns one hundred percent (100%) equity interest in UcarEase BVI (on a fully diluted basis), UcarEase BVI in turn owns one hundred percent (100%) equity interest in GloryFin HK (on a fully diluted basis) and GloryFin HK in turn owns one hundred percent (100%) equity interest in Kaifeng Financing Lease (on a fully diluted basis), in each case free and clear of any Encumbrance.

F.             The Company owns one hundred percent (100%) equity interest in Uxin Used Car Cayman (on a fully diluted basis), Uxin Used Car Cayman in turn owns one hundred percent (100%) equity interest in UcarShow HK (on a fully diluted basis) and UcarShow HK in turn owns one hundred percent (100%) equity interest in Yougu Shanghai (on a fully diluted basis), in each case free and clear of any Encumbrance.

G.            As of the date of this Agreement, Li Bin (李斌), Dai Kun (戴琨) and Beijing Min Si Lian Hua Investment Management Co., Ltd. (北京敏思联华投资管理有限公司) hold 59.940%, 39.960% and 0.100% respectively of equity interest in the PRC Domestic Company (on a fully diluted basis).

H.            The PRC Domestic Company owns one hundred percent (100%) equity interest in each of the PRC Subsidiaries other than Youxinpai Sichuan Auction, Youxin Ruitong Service and Youxin Yilian (on a fully diluted basis). Youxinpai Auction owns one hundred percent (100%) equity interest in Youxinpai Sichuan Auction and Youxin Ruida Assets owns one hundred percent (100%) equity interest in Youxin Ruitong Service, in each case free and clear of any Encumbrance. The PRC Domestic Company owns seventy three percent (73%) equity interest in Youxin Yilian, free and clear of any Encumbrance.

I.             As of the date of this Agreement, each of the PRC Domestic Company and the PRC Subsidiaries shall be engaged in the business of second-hand car auction and related services and such other business activities as set out in their respective business licenses in the PRC, and exclusively engaging the WFOE and the other Group Companies (as defined below) to provide technical support and advisory services as contemplated under the Restructuring Documents (as defined below) for its business (the “Domestic Principal Business”), the WFOE shall be engaged in the business of research and development of technologies and such other business activities as set out in its business license in the PRC (the “WFOE Principal Business”), Youxin Pengda shall be engaged in the business of second hand car brokerage and such other business activities as set out in its business license in the PRC (the “Pengda Principal Business”), Kaifeng Financing Lease shall be engaged in the business of providing financing lease and financial information services and such other business activities as set out in its business license in the PRC (the “Kaifeng Principal Business”), Yougu Shanghai shall be engaged in the business relating to second hand car trading information diffusion and of such other business activities as set out in its business license in the PRC (the “Yougu Principal Business”), and Fengshun Lubao shall be engaged in the business relating to the auctioning of residual second hand vehicles and other second hand vehicles (the “Fengshun Lubao Principal Business”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.             DEFINITIONS

1.1          Definitions.  Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the following meanings:

“Action”	has the meaning set out in Section 10 of Part I of EXHIBIT E.

“Affiliate”

with respect to a specified Person means (a) in the case of an individual, such Person’s spouse and lineal descendants (whether natural or adopted), brother, sister, parent, or any trust formed and maintained solely for the benefit of such Person or such Person’s spouse, lineal descendants, brother, sister and/or parent, or trustee of any such trust, or any entity or company Controlled by any of the aforesaid Persons, (b) in the case of any Person other than an individual, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, the Person specified, and (c) in the case of any of the Investors being an investment fund (or a Subsidiary of an investment fund), the term “Affiliate” shall also include any other investment fund (or a Subsidiary of any such investment fund) managed by the same manager of such Investor (or, if such Investor is a Subsidiary of an investment fund, the same manager of the investment fund of which such Investor is a Subsidiary) and any other limited partners, general partners, shareholders and fund managers of such Investor or of such investment fund or of such Subsidiary, in addition to the Persons specified in item (b) above.

“Agreement”	has the meaning set out in the Preamble.

“Applicable Laws” or “Applicable Law”	means, with respect to any Person, relevant provisions of any constitution, treaty, statute, law, regulation, ordinance, code, rule, judgment, rule of common law, order, decree, award, injunction, government approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or interpretation and administration of any of the foregoing by, any Governmental Authority, whether in effect as at the date hereof or thereafter and in each case as amended or re-enacted, applicable to such Person or any of its assets or undertakings.

“Arbitration Notice”	has the meaning set out in Section 10.4(a).

“Associate”

means with respect to any Person, (a) a corporation or organization (other than the Group Companies) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, and (c) any relative or spouse of such Person, or any relative of such spouse who has the same home as such Person.

“Board”	means the board of directors of the Company.

“Business Day”	any day (excluding Saturdays, Sundays and public holidays in Hong Kong, New York or the PRC) on which banks generally are open for business in Hong Kong, New York and the PRC.

“Circular No. 37”	has the meaning set out in Section 21(d) of Part I of EXHIBIT E.

“Closing”	has the meaning set out in Section 3.1.

“Company”	has the meaning set out in the Preamble.

“Confidentiality Agreement”	has the meaning set out in Section 18 of Part I of EXHIBIT E.

“Constitutional Documents”

means, with respect to any Person, the certificate of incorporation, memorandum of association, articles of association, joint venture agreement, shareholders agreement, business license or similar constitutive documents for such Person.

“Contract”	means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license, permit, or binding understanding, whether or not in writing.

“Control”

(including the correlative meanings of the terms “Controlling,” “Controlled by” and “under common Control with”) means, with respect to any Person, direct or indirect possession of the power to direct or cause the direction of the management or policies (with respect to operational or financial control or otherwise) of such Person, whether through the ownership of securities, by contract or otherwise.

“Conversion Shares”	has the meaning set out in Section 2.3.

“Covenantor Contracts”	has the meaning set out in Section 12 of Part I of EXHIBIT E.

“Covenantors”	means the Group Companies, the Founder and the Founder Holding Company, and a “Covenantor” means any of the Covenantors.

“Disclosing Party”	has the meaning set out in Section 8.4.

“Disclosure Letter”	has the meaning set out in Section 4.1.

“Dispute”	has the meaning set out in Section 10.4(a).

“Domestic Principal Business”	has the meaning set out in the Recitals.

“Encumbrance”

means (a) any mortgage, charge, pledge, lien, hypothecation, deed of trust, title retention, security interest, or other third-party rights of any kind securing or conferring any priority of payment in respect of any obligation of any Person, any other restriction or limitation; (b) any easement or covenant granting a right of use or occupancy to any Person; (c) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, right of pre-emptive negotiation, or refusal or transfer restriction in favor of any Person; or (d) any adverse claim as to title, possession, or use, and includes any agreement or arrange for any of the same.

“Environmental Licenses”	has the meaning set out in Section 22(a) of Part I of EXHIBIT E.

“ESOP”	has the meaning set out in Section 2(a)(x) of Part I of EXHIBIT E.

“Fairlubo”	has the meaning set out in the Preamble.

“Fengshun Lubao”	has the meaning set out in the Preamble.

“Fengshun Lubao Principal Business”	has the meaning set out in the Recitals.

“Fengshun Lubao Restructuring Documents”

means the Contracts entered into by and among, inter alios, equity holders of Fengshun Lubao, Beijing Fengshun Lubao Internet Information and Technology Co., Ltd. (北京丰顺路宝网络信息技术有限公司, “Lubao WFOE”) that provide control to Lubao WFOE over Fengshun Lubao by Lubao WFOE, including without limitation, (a) the Exclusive Business Cooperation Agreement entered into by and between Fengshun Lubao and Lubao WFOE, dated April 18, 2015; (b) the Equity Interest Pledge Agreement entered into by and among Fengshun Lubao, WFOE and Lubao WFOE dated August 17, 2015; (c) the Equity Interest Pledge Agreement entered into by and among Fengshun Lubao, Xing Zhanming and Lubao WFOE dated August 17, 2015; (d) the Exclusive Option Agreement entered into by and among Fengshun Lubao, WFOE and Lubao WFOE dated August 17, 2015; (e) the Exclusive Option Agreement entered into by and among Fengshun Lubao, Xing Zhanming and Lubao WFOE dated August 17, 2015; (f) the Power of Attorney issued by WFOE to Lubao WFOE on August 17, 2015; (g) the Power of Attorney issued by Xing Zhanming to Lubao WFOE on August 17, 2015; and (h) the Spousal Consent issued by the spouse of Xing Zhanming on August 17, 2015, each as amended from time to time.

“Fengshun Lubao Transfer”	has the meaning set out in Section 40(a) of Part I of EXHIBIT G.

“Financial Statement Date”	has the meaning set out in Section 6(a) of Part I of EXHIBIT E.

“Financial Statements”	has the meaning set out in Section 6(a) of Part I of EXHIBIT E.

“Financing Terms”	has the meaning set out in Section 8.1.

“Founder”	has the meaning set out in the Preamble.

“Founder Holding Company”	has the meaning set out in the Preamble.

“GloryFin HK”	has the meaning set out in the Preamble.

“Government Official”	has the meaning set out in Section 11(c) of Part I of EXHIBIT E.

“Governmental Authority”

means any government or political subdivision thereof, whether on a federal, central, state, provincial, municipal or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

“Group Companies”

means the Company, UcarEase BVI, Uxin Used Car Cayman, the HK Company, GloryFin HK, UcarShow HK, Perfect Harmony, Fairlubo, Fengshun Lubao, the WFOE, Kaifeng Financing Lease, the PRC Domestic Company, Yougu Shanghai, Youxin Pengda, the PRC Subsidiaries and all other direct or indirect, current or future Subsidiaries and branches of the foregoing, and a “Group Company” means any of the Group Companies.

“Haixia Uxin”	has the meaning set out in the Preamble.

“Hillhouse UX-II”	has the meaning set out in the Preamble.

“HK Company”	has the meaning set out in the Preamble.

“HKIAC”	has the meaning set out in Section 10.4(b).

“Hong Kong”	means the Hong Kong Special Administrative Region of the PRC.

“IFRS”

means the International Financial Reporting Standards promulgated by the International Accounting Standards Board (IASB) (which includes standards and interpretations approved by the IASB and International Accounting Principles issued under previous constitutions), together with its pronouncements thereon from time to time, and applied on a consistent basis.

“Indemnified Parties”	has the meaning set out in Section 7.1.

“Investor” and “Investors”	has the meaning set out in the Preamble.

“Kaifeng Principal Business”	has the meaning set out in the Recitals.

“Kaifeng Financing Lease”	has the meaning set out in the Preamble.

“Key Employees”	means key officers or employees as set forth in Exhibit D hereto.

“knowledge”

means, with respect to a Person’s “knowledge”, the actual knowledge of such Person or that knowledge which should have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent business Person would have made or exercised in the management of his or her business affairs, including due inquiry of those officers, directors, key employees and professional advisers (including attorneys, accountants and consultants) of the Person and its Affiliates.

“Losses”

means all direct or indirect losses, liabilities, damages, deficiencies, diminution in value, suits, debts, obligations, interest, penalties, expenses, judgments or settlements of any nature or kind, including all costs and expenses related thereto, including without limitation reasonable attorneys’ fees and disbursements, court costs, amounts paid in settlement and expenses of investigation, whether at law or in equity, whether known or unknown, foreseen or unforeseen, of any kind or nature.

“Long Stop Date”	has the meaning set out in Section 9.1.

“Management	means the management rights letter to be delivered by the Company

Rights Letter”	to each Investor on the date hereof in substantially satisfaction to such Investor.

“Material Adverse Effect”

means any (a) event, occurrence, fact, condition, change or development that has had, has, or could reasonably be expected to have a material adverse effect on the business (as presently conducted and proposed to be conducted), properties, assets, employees, operations, results of operations, condition (financial or otherwise), prospects or liabilities of the Person(s) specified, (b) material impairment of the ability of any Covenantor to perform its material obligations under this Agreement or under any other Transaction Agreement, as applicable, or (c) material impairment of the validity or enforceability of this Agreement or any other Transaction Agreement against any Covenantor.

“New Securities”	has the same meaning as set out in the Shareholders Agreement and the Restated Articles.

“Non-Disclosing Party”	has the meaning set out in Section 8.4.

“Ordinary Shares”	has the meaning set out in the Recitals.

“Party” and “Parties”	have the respective meanings set out in the Preamble.

“Pengda Principal Business”	has the meaning set out in the Recitals.

“Perfect Harmony”	has the meaning set out in the Preamble.

“Person”

shall be construed as broadly as possible and shall include an individual, a partnership (including a limited liability partnership), a company, an association, a joint stock company, a limited liability company, a trust, a joint venture (including a Sino-foreign equity joint venture or Sino-foreign cooperative joint venture), an unincorporated organization and a Governmental Authority.

“PRC”	means the People’s Republic of China, solely for purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region of the PRC and Taiwan.

“PRC Domestic Company”	has the meaning set out in the Preamble.

“PRC GAAP”

means the China Accounting Standards (企业会计准则) as promulgated and amended from time to time and their interpretations, guidelines and implementation rules, which collectively are accepted as generally accepted accounting principles in the PRC.

“PRC Subsidiaries” and “PRC Subsidiary”	have the respective meanings set out in the Preamble.

“Preamble”	means the preamble of this Agreement.

“Preferred Shares”	has the meaning set out in the Recitals.

“Principals”	include any owners, directors, or executives of any Group Company, of its Subsidiaries or of its Affiliates.

“Prohibited Lists”

include the Specially Designated Nationals and Blocked Persons list, and any other publicly available list of terrorists, terrorist organizations, narcotics traffickers or other similarly proscribed parties, maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control or by any other U.S. Governmental Authorities.

“Proprietary Assets”

means all patents, patent applications, trademarks, trademark applications, service marks, trade names, domain names, copyrights, copyright registrations, licenses, and applications and all other rights corresponding thereto, inventions, databases and all rights therein, all computer software including all source code, object code, firmware, development tools, files, records and data, including all media on which any of the foregoing is stored, formulas, designs, trade secrets, confidential and proprietary information, proprietary rights, know-how and processes of a company, and all documentation related to any of the foregoing.

“Recitals”	means the recitals of this Agreement.

“Registered Intellectual Property”

means all Proprietary Assets of any Group Company, wherever located, that is the subject of an application, certificate, filing, registration or other document issued by, filed with or recorded by any Governmental Authority.

“Regulation D”	has the meaning set out in Section 5(c) of Part I of EXHIBIT E.

“Relevant Period”	has the meaning set out in Section 21 of Part I of EXHIBIT G.

“Representative”	has the meaning set out in Section 11(c) of Part I of EXHIBIT E.

“Repurchase”	has the meaning set out in the Recitals.

“Restated Articles”	has the meaning set out in Section 2.1.

“Restricted Country”

include Iran, Cuba, Sudan or any other country the government or nationals of which any Investor or any other Person subject to the jurisdiction of the United States is or becomes prohibited from dealing with under sanctions or embargo programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control or by any other U.S. Governmental Authorities.

“Restriction Period”	has the meaning set out in Section 21(a) of Part I of EXHIBIT G.

“Restructuring Documents”

means the Contracts entered into by and among, inter alios, equity holders of the PRC Domestic Company, the WFOE, the PRC Domestic Company and other Group Companies (as the case may be) that provide Control to the WFOE over the PRC Domestic Company (and any other similar Contracts entered or to be entered into by the Group Companies through which a Group Company (the “Controller”) Controls (financially, operationally or otherwise) another Group Company (the “Controlled Company”) and the financial results for such Controlled Company shall be consolidated into the consolidated financial statements for the Company even though the Controller does not have any equity interest in the Controlled Company and designated as “Restructuring Documents” by the Company and the Investors), including without limitation (a) the Amended and Restated Exclusive Business Cooperation Agreement entered into by and between the WFOE and the PRC Domestic Company, dated September 11, 2014; (b) the Second Amended and Restated Equity Interest Pledge Agreements entered into by and among the WFOE, the PRC Domestic Company and Dai Kun dated July 1, 2015; (c) the Amended and Restated Equity Interest Pledge Agreements entered into by and among the WFOE, the PRC Domestic Company, Li Bin and Beijing Min Si Lian Hua Investment Management Co., Ltd. (“Min Si Lian Hua”), dated September 11, 2014; (d) the Second Amended and Restated Exclusive Option Agreements entered into by and among the WFOE, the PRC Domestic Company and Dai Kun dated July 1, 2015; (e) the Amended and Restated Exclusive Option Agreements entered into by and among the WFOE, the PRC Domestic Company, Li Bin and Min Si Lian Hua, dated September 11, 2014; (f) the Second Amended and Restated Power of Attorneys issued by Dai Kun to the WFOE dated July 1, 2015; (g) the Power of Attorneys issued by Li Bin and Min Si Lian Hua, to the WFOE, dated September 11, 2014; and (h) the Spousal Acknowledgements issued by Dai Kun’s spouse dated July 1, 2015 and Li Bin’s spouse dated September 11, 2014, each as amended from time to time.

“RMB”	means the lawful currency of the PRC.

“SAFE”	has the meaning set out in Section 21(c) of Part I of EXHIBIT E.

“Securities Act”	has the meaning set out in Section 5(b) of Part I of EXHIBIT E.

“Series A Preferred Shares”	has the meaning set out in the Recitals.

“Series A Preferred	have their respective meanings set out in the Recitals.

Shareholders” or “Series A Preferred Shareholder”

“Series A-1 Per Share Price”	has the meaning set out in Section 2.2.

“Series A-1 Subscription Price”	has the meaning set out in Section 2.2.

“Series A-1 Preferred Shares”	has the meaning set out in the Recitals.

“Series A-1 Preferred Shareholders” or “Series A-1 Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series B Preferred Shares”	has the meaning set out in the Recitals.

“Series B Preferred Shareholders” or “Series B Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series C Preferred Shares”	has the meaning set out in the Recitals.

“Series C Preferred Shareholders” or “Series C Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series C-1 Preferred Shares”	has the meaning set out in the Recitals.

“Series C-2 Preferred Shares”	has the meaning set out in the Recitals.

“Series D Preferred Shares”	has the meaning set out in the Recitals.

“Series D Preferred Shareholders” or “Series D Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series E Preferred Shares”	has the meaning set out in the Recitals.

“Series E Preferred Shareholders” or “Series E Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series F Preferred Shares”	has the meaning set out in the Recitals.

“Series F Preferred Shareholders” or “Series F Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Share Repurchase Agreement”	has the meaning set out in the Recitals.

“Shareholders Agreement”	has the meaning set out in Section 2.1.

“Subscribed Shares”	has the meaning set out in Section 2.3.

“Subsidiary”

means, with respect to any given Person, any other Person that is not an individual and (a) that is Controlled by such given Person or (b) whose assets, or portions thereof, are consolidated with the net earnings of the given Person and are recorded on the books of the given Person for financial reporting purposes in accordance with IFRS. For the avoidance of doubt, the Subsidiaries of the Company shall include UcarEase BVI, Uxin Used Car Cayman, the HK Company, GloryFin HK, UcarShow HK, Perfect Harmony, Fairlubo, Fengshun Lubao, the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries.

“Tax”

means all forms of taxation, withholdings, deductions, duties, imposts, levies, fees, charges, excises, stamp duty, social security contributions and rates and any statutory, Government Authority or local government charges imposed, levied, collected, withheld, assessed or enforced by any Tax Authority and any interest, penalty, surcharge, charges or fine or additional taxes in connection therewith and “Taxation” shall have a corresponding meaning.

“Tax Authority”	means any Tax authority or other authority or Government Authority competent to impose, assess or enforce any liability to Tax, wherever situated.

“Transaction Agreements”	has the meaning set out in Section 4 of Part I of EXHIBIT E.

“UcarEase BVI”	has the meaning set out in the Preamble.

“UcarShow HK”	has the meaning set out in the Preamble.

“Uxin Used Car Cayman”	has the meaning set out in the Preamble.

“US$”	means the lawful currency of the United States of America.

“WFOE”	has the meaning set out in the Preamble.

“WFOE Principal Business”	has the meaning set out in the Recitals.

“Youtu Beijing”	has the meaning set out in the Preamble.

“Yougu Shanghai”	has the meaning set out in the Preamble.

“Yougu Principal Business”	has the meaning set out in the Recitals.

“Youxin Business”	has the meaning set out in the Preamble.

“Youxinpai Auction”	has the meaning set out in the Preamble.

“Youxinpai Sichuan Auction”	has the meaning set out in the Preamble.

“Youxinpai Second Hand Car”	has the meaning set out in the Preamble.

“Youxin Ruitong Service”	has the meaning set out in the Preamble.

“Youxin Ruida Assets”	has the meaning set out in the Preamble.

“Youxin Yishouche”	has the meaning set out in the Preamble.

“Youxin Yilian”	has the meaning set out in the Preamble.

“Youxin Pengcheng”	has the meaning set out in the Preamble.

“Youxin Pengda”	has the meaning set out in the Preamble.

1.2          Interpretation.  For all purposes of this Agreement, except as otherwise expressly provided:

(a)           the terms defined in this Section 1 shall have the meanings assigned to them in this Section 1 and include the plural as well as the singular;

(b)           all accounting terms not otherwise defined herein have the meanings assigned under IFRS;

(c)           all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement;

(d)           pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms;

(e)           the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

(f)            all references in this Agreement to designated exhibits or schedules are to the exhibits or schedules attached to this Agreement unless explicitly stated otherwise;

(g)           “include”, “includes”, “including”, and other words of similar import are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import;

(h)           the titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement;

(i)            any reference in this Agreement to any “Party” or any other Person shall be construed so as to include its successors in title, permitted assigns, permitted transferees and any Person deriving title under them;

(j)            any reference in this Agreement to any agreement or instrument is a reference to that agreement or instrument as amended or novated;

(k)           references to statutory provisions shall be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date of this Agreement) from time to time and shall include any provision of which they are re-enactments (whether with or without modification) and any subordinate legislation made under such statutory provisions; and

(l)            this Agreement shall be construed according to its fair language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement.

1.3          Schedules and Exhibits.  The recitals, the schedules and the exhibits form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall include the recitals, the schedules and the exhibits.

2.             AGREEMENT TO PURCHASE AND ALLOT SHARES

2.1          Authorization. As of the Closing, the Company will have authorized the issuance of 982,178 Series A-1 Preferred Shares pursuant to the terms and conditions of this Agreement, having the rights, preferences, privileges and restrictions as set forth in the Eleventh Amended and Restated Memorandum and Articles of Association of the Company substantially in the form attached hereto as EXHIBIT B (the “Restated Articles”) and in the Eighth Amended and Restated Shareholders Agreement substantially in the form attached hereto as EXHIBIT J (the “Shareholders Agreement”).

2.2          Agreement to Issue and Subscribe. Subject to the terms and conditions hereof, the Company hereby agrees to issue and allot to each Investor, and each Investor, severally but not jointly, hereby agrees to subscribe from the Company, on the date of the Closing, at the price of US$20.362923 per share (the “Series A-1 Per Share Price”), such number of Series A-1 Preferred Shares as set forth opposite such Investor’s name in Part III of EXHIBIT A.  The aggregate subscription price to be paid by the Investors hereunder is US$20,000,000 (the “Series A-1 Subscription Price”), payable in the manner set forth in Section 3, at the Closing (as defined below).

2.3          Conversion Shares.  The Series A-1 Preferred Shares to be subscribed pursuant to this Agreement by the Investors are collectively referred to in this Agreement as the “Subscribed Shares,” and the Ordinary Shares issuable upon conversion of the Subscribed Shares are collectively referred to in this Agreement as the “Conversion Shares”.  Immediately after the Closing, the shareholding of all the shareholders of the Company (on a fully diluted and as converted basis) shall be as set forth in Section (B) of Part I of EXHIBIT C.

3.             CLOSINGS; DELIVERIES

3.1          Closing. The purchase and sale of the Subscribed Shares (the “Closing”) shall take place remotely via the exchange of documents and signatures on or before April 15, 2016, subject to the satisfaction or waiver of all the conditions set forth in Section 6.1 and Section 6.2 hereto (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other time and date as may be mutually agreed upon by the Company and the Investors.

3.2          Closing Deliveries.  At the Closing:

(a)           Each Investor shall execute and deliver to the Company signature pages to the Transaction Agreements to which it is a party remotely via facsimile or electronic mail, or by such other methods as mutually agreed by the Company and such Investor.

(b)           Each Investor shall pay its pro rata amount of the Series A-1 Subscription Price according to Part III of EXHIBIT A, severally but not jointly, by wire transfer of immediately available funds on the date of the Closing to the bank account (the details of which shall be specified by the Company in writing) or by such other payment methods as may be mutually agreed by the Company and each Investor.  All bank charges and related expenses for remittance and receipt of funds shall be for the account of the Company; and

(c)           The Company shall (i) deliver to each Investor, free and clear of any Encumbrance, a share certificate registered in its name, evidencing the number of the Series A-1 Preferred Shares subscribed by such Investor hereunder, (ii) enter each Investor in the register of members of the Company as a holder of the Series A-1 Preferred Shares subscribed by such Investor hereunder, free and clear of any Encumbrance, evidencing such Series A-1 Preferred Shares as having been issued and credited as fully paid, (iii) deliver to each Investor a copy of the register of members of the Company reflecting the issuance of the Series A-1 Preferred Shares subscribed by such Investor hereunder, certified as a true and correct copy by the registered agent, director or legal counsel of the Company, and (iv) deliver to each Investor all other items required at the Closing under Section 6.1.

4.             REPRESENTATIONS AND WARRANTIES

4.1          Representations and Warranties of Covenantors.  Except as set forth in the disclosure letter dated the date hereof delivered by the Covenantors to the Investors and attached hereto as EXHIBIT L (the “Disclosure Letter”) (which Disclosure Letter shall be deemed to modify the representations and warranties set forth in EXHIBIT E):

(a)           the Covenantors, jointly and severally, hereby represent and warrant to each Investor that the representations and warranties set forth in Part I of EXHIBIT E are true, correct, complete and not misleading as of the date hereof and will be true, correct, complete and not misleading as of the date of the Closing (except for such representations and warranties that speak as of a particular date, in which case, such representations and warranties shall be true, correct, complete and not misleading as of such date); and

(b)           the Founder hereby further represents and warrants to each Investor that the representations and warranties set forth in Part II of EXHIBIT E are true, correct, complete and not misleading as of the date hereof and will be true, correct, complete and not misleading as of the date of the Closing (except for such representations and warranties that speak as of a particular date, in which case, such representations and warranties shall be true, correct, complete and not misleading as of that date).

4.2          Representations and Warranties of the Investors. Each Investor hereby severally but not jointly represents and warrants to the Company that the representations and warranties set forth in EXHIBIT F are true as of the date hereof and will be true as of the date of the Closing.

5.             COVENANTS

5.1           Each of the Covenantors jointly and severally covenants to each Investor the full compliance of each provision set forth in Part I of EXHIBIT G.

5.2           Each Investor severally but not jointly covenants to each Covenantor the full compliance of each provision set forth in Part II of EXHIBIT G.

6.             CLOSING CONDITIONS

6.1          Conditions to Each Investor’s Obligations at the Closing.  The obligation of each Investor to purchase the Series A-1 Preferred Shares subscribed by it hereunder at the Closing is subject to the fulfillment by the Covenantors, on or prior to the date of the Closing, to the satisfaction of (or unless otherwise waived in writing by) such Investor, of all the conditions as set forth in EXHIBIT H.

6.2          Conditions to the Company’s Obligations at the Closing.  The obligation of the Company to allot and issue the Series A-1 Preferred Shares subscribed by each Investor hereunder to such Investor at the Closing is subject to the fulfillment by such Investor, or unless otherwise waived in writing by the Company, of the conditions as set forth in EXHIBIT I.

7.             INDEMNIFICATION

7.1          Indemnification to the Investors.  Subject to Section 7.2 below, the Covenantors shall jointly and severally indemnify, defend and hold harmless each Investor, each Group Company and their respective Affiliates, together with the employees, officers, directors, managing directors, shareholders and partners of the foregoing (the “Indemnified Parties”), from and against any and all Losses, directly or indirectly, arising out of, relating to, connected with or incidental to (a) any breach of any representation (except as specifically disclosed in the Disclosure Letter), warranty, covenant or agreement made by any of the Covenantors in this Agreement or in any Transaction Agreements; or (b) any liability or penalty which has been made or imposed or may hereafter be made or imposed by any Governmental Authority or any other Person wholly or partly in respect of or in consequence of any event with respect to any Covenantor occurring on or before the Closing, except as specifically disclosed in the Disclosure Letter; or (c) any claim for Tax of whatever type (including without limitation national, provincial or local income, sales, real and personal property, gross receipt, capital stock, business, employment, social insurance related or withholding Tax, or any other type of Tax, assessment or duty) which has been made or may hereafter be made wholly or partly in respect of or in consequence of any event with respect to any Covenantor occurring (including failure to withhold), or any income, profits or gains earned, accrued or received by such Person, on or before the Closing and which is not reflected in the Financial Statements.  The rights contained in this Section 7.1 shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or pursuit of other remedies for the breach of any Transaction Agreement or with respect to any misrepresentation.  The agreements in this Section 7 shall survive any termination of this Agreement.

Notwithstanding any provision to the contrary in this Agreement, any Investor may, in its sole discretion, require that any or all of the Covenantors to satisfy the entirety of an obligation under Section 7.1, without first requiring contribution from other Covenantors, but no Group Company shall exercise its rights under Section 7.1 unless with prior written consent of the Investors.

7.2          Limitation.  The Parties acknowledge and agree that the maximum liability of the Covenantors towards each Investor in respect of any breach of representation made under Section 4.1 shall not exceed the Series A-1 Subscription Price actually paid by such Investor.  Notwithstanding the foregoing, the foregoing limitation shall not be applied to any other breach, obligation or liability of any Covenantor under any Transaction Agreement, at law or in equity; provided that, in which case, the indemnification amount under this Section 7 shall be determined by the award of the arbitration tribunal in accordance with Section 10.4 of this Agreement.

7.3          Survival of Warranties.  The representations of the Covenantors contained in or made pursuant to Section 4 of this Agreement shall survive the execution and delivery of this Agreement, and shall survive the Closing.

7.4          Undertaking.  For the avoidance of doubt, each of the Covenantors hereby agrees and covenants that (a) it will not challenge or raise a defense to any claim against any Covenantor or the exercise of any right or remedy against any Covenantor (whether under this Section 7 or any other provision of this Agreement or any other Transaction Agreement) on the grounds that such claim, right or remedy is not enforceable or permitted by Applicable Law, and (b) it will do all such things and undertake all such actions, including without limitation any applications to and registrations with the Governmental Authorities and any other protective measures reasonably requested by any Investor, to ensure that the agreement of the Parties with respect to joint and several liability of the Covenantors under the Transaction Agreements is given full force and effect.

8.             CONFIDENTIALITY AND NON-DISCLOSURE

8.1          Disclosure of Terms. The terms and conditions of this Agreement and all exhibits and schedules attached hereto (collectively, the “Financing Terms”), including their existence, shall be considered confidential information and shall not be disclosed by any Party hereto to any third party except as the Company and the Investors shall mutually agree otherwise or in accordance with the provisions set forth below; provided that such confidential information shall not include any information that is in the public domain other than caused by the breach of the confidentiality obligations hereunder.

8.2          Press Releases, Etc. Any press release issued by Parties other than the Investors and/or their Affiliates shall not disclose any of the Financing Terms and the final form of such press release shall be approved in advance in writing by the Investors.  No other announcement regarding any of the Financing Terms in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior written consent of the Investors.  Unless approved by each Investor, the Parties (other than such Investor) and/or their Affiliates shall not use such Investor’s name in any manner, context or format (including but not limited to reference on or links to website, press release, etc.).

8.3          Permitted Disclosures. Notwithstanding the foregoing, any Party may disclose any of the Financing Terms:

(a)           to the extent required by Applicable Law or the rules of any stock exchange;

(b)           to its officers, directors, employees and professional advisors on a need-to-know basis for the performance of its obligations in connection herewith so long as such Party advises each Person to whom any Financing Term is so disclosed as to the confidential nature thereof;

(c)           in the case of any Investor, its fund manager, other funds managed by its fund manager and their respective auditors, counsel, directors, officers, employees,

shareholders, partners or investors for the purposes of fund reporting or inter-fund reporting so long as such Investor advises each Person to whom any Financing Term is so disclosed as to the confidential nature thereof; and

(d)           to its current or bona fide prospective investors, investment bankers and any Person otherwise providing substantial debt or equity financing to such Party so long as the Party advises each Person to whom any Financing Term is so disclosed as to the confidential nature thereof.

8.4          Legally Compelled Disclosure.  In the event that any Party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations or rules of any stock exchange) to disclose the Financing Terms (including their existence), such Party (the “Disclosing Party”) shall, to the extent legally permissible, provide the other Parties (the “Non-Disclosing Parties”) with prompt written notice of that fact and use all reasonable endeavors to seek (with the cooperation and reasonable endeavors of the other Parties) a protective order, confidential treatment or other appropriate remedy.  In such event, the Disclosing Party shall furnish only that portion of the information which is legally required to be disclosed and shall exercise reasonable endeavors to keep confidential such information to the extent reasonably requested by any Non-Disclosing Party.

8.5          Other Information. The provisions of this Section 8 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the Parties with respect to the transactions contemplated hereby.

8.6          No Use of Investor’s Name. Without the prior written consent of the relevant Investor, none of the Parties other than such Investor shall use, publish, reproduce, or refer to such Investor’s name (including similar names), trademark or logo in any discussion, documents or materials for marketing or advertising purposes.

8.7          Notices. All notices required under this Section 8 shall be made pursuant to Section 10.6 of this Agreement.

9.             TERMINATION

9.1          Termination of Agreement.  Subject to other provisions herein, the rights and obligations between the Covenantors, on one hand, and an Investor, on the other hand, herein and the subscription of the Series A-1 Preferred Shares by such Investor (severally but not jointly) as contemplated by this Agreement shall terminate (a) at the election of the Company (the Company shall have such right but not obligation) on or after April 15, 2016 (the “Long Stop Date”), if the Closing shall not have occurred on or before the Long Stop Date, provided that if the failure of the Closing is caused by the Company, the Company shall not have the right to request for such termination; (b) at the election of an Investor (such Investor shall have such right but not obligation) on or after the Long Stop Date, if the Closing shall not have occurred on or before the Long Stop Date, provided that if the failure of the Closing is caused by such Investor, such Investor shall not have the right to request for such termination; or (c) upon the mutual consent in writing of the Company and such Investor.

9.2          Effect of Termination.  If this Agreement is terminated pursuant to the provisions of Section 9.1 above, this Agreement shall become void and have no further effect as between the Covenantors and the relevant Investor; provided, that no Party shall be relieved of any liability of any nature for a breach of this Agreement or for any misrepresentation hereunder, nor shall such termination be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach or misrepresentation.

9.3          Survival.  Notwithstanding any provision to the contrary, the provisions of Section 7 (Indemnification), Section 8 (Confidentiality and Non-Disclosure), this Section 9 (Termination), Section 10.2 (Expenses), Section 10.3 (Governing Law), Section 10.4 (Dispute Resolution) and Section 10.6 (Notices) shall survive any expiration or termination of this Agreement.

10.          MISCELLANEOUS

10.1        Binding Effect; Assignment.  This Agreement shall be binding on and shall enure for the benefit of the successors, heirs, executors and administrators and permitted transferees and assignees of the Parties hereto but shall not be capable of being assigned or transferred by any Covenantor without the prior consent in writing of the Investors.  This Agreement and the rights and obligations herein may not be assigned and transferred by any Investor to any Person (other than its Affiliates) unless with the written consent of the Company; for the avoidance of doubt, this Agreement and the rights and obligations herein may be assigned and transferred by any Investor to its Affiliates without the written consent of the other Parties hereto.

10.2        Expenses. Each Party shall pay all of its own costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and other Transaction Agreements and the transactions contemplated hereby and thereby.  No Party shall be liable to any other party for any fee, cost or expense of any investment banker, investment advisor, broker, finder or agent employed or alleged to have been employed by, or claiming by or through, any other party in connection with the transaction as contemplated in the Transaction Agreements.

10.3        Governing Law.  This Agreement shall be governed by and construed in all respects in accordance with the laws of Hong Kong, without regard to principles of conflict of laws thereunder.

10.4        Dispute Resolution.

(a)           Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement or the interpretation, breach, termination or validity hereof shall be submitted to arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force upon the request of any Party to the Dispute with notice to each other Party to the Dispute (the “Arbitration Notice”).  However, if such rules are in conflict with the provisions of this Section 10.4, including the provisions concerning the appointment of arbitrators below, the provisions of this Section 10.4 shall prevail.

(b)           The place of arbitration shall be Hong Kong at the Hong Kong International Arbitration Centre (the “HKIAC”).  The appointing authority shall be the HKIAC.

(c)           There shall be three (3) arbitrators.  The Investor(s) involved in the Dispute shall jointly choose one (1) arbitrator, the Covenantors shall collectively choose one (1) arbitrator and the two (2) arbitrators shall jointly select the third arbitrator who shall act as the presiding arbitrator of the arbitration tribunal.  If any of the members of the arbitration tribunal have not been appointed within thirty (30) days after the Arbitration Notice is given, the relevant appointment(s) shall be made by the Secretary General of the HKIAC.

(d)           The language to be used in the arbitration proceedings shall be English.

(e)           The costs of arbitration shall be borne by the losing Party, unless otherwise determined by the arbitration tribunal.

(f)            When any Dispute occurs and when any Dispute is under arbitration, except for the matters in dispute, the Parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

(g)           The award of the arbitration tribunal shall be final and binding upon the Parties, and the prevailing Party may apply to a court of competent jurisdiction for enforcement of such award.

(h)           Any Party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitration tribunal.

10.5        Entire Agreement.  This Agreement, other Transaction Agreements and any transaction agreement the execution of which is contemplated hereunder and thereunder and the schedules and exhibits hereto and thereto constitute and contain the entire agreement and understanding of the Parties with respect to the subject matter hereof and thereof and supersede any and all prior written or oral negotiations, correspondence, agreements, understandings, duties or obligations between the Parties respecting the subject matter hereof and thereof.

10.6        Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other Parties, upon delivery; (b) when sent by facsimile at the number set forth on Part IV of EXHIBIT A hereto, upon receipt of confirmation of error-free transmission; (c) when sent by electronic mail at the address set forth on Part IV of EXHIBIT A hereto, on the same day that it was sent and it shall not be necessary for the receipt of the electronic mail to be acknowledged by the recipient; (d) seven (7) Business Days after deposit in the mail as air mail or certified mail, receipt requested, postage prepaid and addressed to the other Parties as set forth on Part IV of EXHIBIT A hereto; or (e) three (3) Business Day after deposit with an international overnight delivery service, postage prepaid, addressed to the other Parties as set forth on Part IV of EXHIBIT A hereto with next Business Day delivery guaranteed, provided that the sending Party receives a confirmation of delivery from the delivery service provider.  A Party may change or supplement the facsimile number, electronic mail address or mailing address given in Part IV of EXHIBIT A, or designate an additional facsimile number, electronic mail address or mailing address, for purposes of this Section 10.6 by giving the other Parties written notice of the new facsimile number, electronic mail address or mailing address in the manner set forth above.

10.7        Amendments and Waivers.

(a)           Any provision of this Agreement may be amended only with the written consent of the Company and the Investors.

(b)           Any amendment effected in accordance with this Section 10.7 shall be binding upon the Parties hereto and their respective permitted transferees, assignees and successors in interest.

(c)           Notwithstanding anything to the contrary in this Section 10.7, no amendment to this Agreement shall be effective or enforceable against any Party unless a copy of the final executed version of the amendment shall be provided to such Party.

(d)           Notwithstanding the foregoing, any Party may waive the observance as to such Party of any provision of this Agreement which such Party has a right to enforce (either generally or in a particular instance, and either retroactively or prospectively) by an instrument in writing signed by such Party without obtaining the consent of any other Party.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

10.8        Delays or Omissions.  No delay or omission in exercising any right, power or remedy accruing to any Party hereto, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement or any waiver of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any Party shall be cumulative and not alternative.

10.9        Severability.  If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the Parties.  In such event, the Parties shall use best endeavours to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects the Parties’ intent in entering into this Agreement.

10.10      Adjustments for Share Splits, Etc.  Wherever in this Agreement there is a reference to a specific number of Series A Preferred Shares, Series A-1 Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares or Ordinary Shares of the Company, then, upon the occurrence of any subdivision, combination or share dividend of the Series A Preferred Shares, Series A-1 Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares or Ordinary Shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of shares by such subdivision, combination or share dividend.

10.11      Specific Performance etc.  The Parties unconditionally and irrevocably acknowledge, agree and declare that it is impossible to measure in money the damages that would be suffered by a Party by reason of the failure by any other Party to perform any of the obligations under any this Agreement or other Transaction Agreements.  Therefore, if any Party shall institute any action or proceeding to enforce the provisions hereof or thereof (including without limitation seeking protective orders, injunctive relief, specific performance and other remedies available at law or in equity), any Party against whom such action or proceeding is brought hereby waives any claim or defense therein that the other Parties have an adequate remedy at law.

10.12      No Commitment for Additional Financing.  Each Covenantor acknowledges and agrees that no Investor has made any representation, undertaking, commitment or agreement to provide or assist any Group Company in obtaining any financing, investment or other assistance, other than the purchase of the Subscribed Shares as set forth herein and subject to the conditions set forth herein.  In addition, each Covenantor acknowledges and agrees that (a) no oral statements made by any Investor or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist any Group Company in obtaining any financing or investment, (b) none of the Group Companies shall rely on any such statement by such Investor or its representatives and (c) an obligation, commitment or agreement to provide or assist any Group Company in obtaining any financing or investment may only be created by a written agreement, signed by such Investor and the relevant Group Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement.  Each Investor shall have the right, in its sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in any Group Company, and shall have no obligation to assist or cooperate with any Group Company in obtaining any financing, investment or other assistance.

10.13      Counterparts.  This Agreement may be executed and delivered by facsimile or other electronic signature and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

COMPANY:

UXIN LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

UCAREASE BVI:

UCAREASE HOLDING LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

UXIN USED CAR CAYMAN:

UXIN USED CARLIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

HK COMPANY:

UXIN HONG KONG LIMITED
(優信互聯香港有限公司)

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GLORYFIN HK:

GLORYFIN INTERNATIONAL GROUP HOLDING COMPANY LIMITED
(錦融國際控股集團有限公司)

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Director

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

UCARSHOW HK:

UCARSHOW HK LIMITED
(優車秀香港有限公司)

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PERFECT HARMONY:

PERFECT HARMONY GROUP LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FAIRLUBO:

FAIRLUBO AUCTION COMPANY LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

WFOE:

YOUXINPAI (BEIJING) INFORMATIONTECHNOLOGY CO., LTD.
(优信拍（北京）信息科技有限公司)
[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN(曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

KAIFENG FINANCING LEASE:

KAIFENG FINANCING LEASE (HANGZHOU) CO., LTD.
(凯枫融资租赁（杭州）有限公司)
[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUGU SHANGHAI:

YOUGU (SHANGHAI) INFORMATION TECHNOLOGY CO., LTD.
(优估（上海）信息科技有限公司)
[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC DOMESTIC COMPANY:

YOUXIN INTERNET (BEIJING) INFORMATIONTECHNOLOGY CO., LTD.
(优信互联（北京）信息技术有限公司)
[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN(曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

YOUTU (BEIJING) TRANSPORTATIONAGENT CO., LTD.
(优途（北京）运输代理有限公司)
[Company seal is affixed]

By:	/s/LI SHUBO
Name:	LI SHUBO (李舒波)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

YOUXINPAI (BEIJING) AUCTION CO., LTD.
(优信拍（北京）拍卖有限公司)
[Company seal is affixed]

By:	/s/CHEN GANG
Name:	CHEN GUANG(陈光)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

SICHUAN YOUXINPAI AUCTION CO., LTD.
(四川优信拍拍卖有限公司)
[Company seal is affixed]

By:	/s/JING WENBING
Name:	JING WENBING (井文兵)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

YOUXINPAI (BEIJING) SECOND HAND CAR APPRAISAL AND EVALUATION CO., LTD.
(优信拍（北京）二手车鉴定评估有限公司)
[Company seal is affixed]

By:	/s/LI YANG
Name:	LI YANG (李洋)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

YOUXINHULIAN (BEIJING) BUSINESS ANDTRADE CO., LTD.
(优信互联（北京）商贸有限公司)
[Company seal is affixed]

By:	/s/LI SHUBO
Name:	LI SHUBO (李舒波)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

BEIJING YOUXIN RUIDA ASSETS MANAGEMENT CO., LTD.
(北京优信睿达资产管理有限公司)
[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

BEIJING YOUXIN RUITONG AUTOMOBILE SERVICE CO., LTD.
(北京优信睿通汽车服务有限公司)
[Company seal is affixed]

By:	/s/YU JINGYUAN
Name:	YU JINGYUAN (于景渊)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

YOUXIN YISHOUCHE (BEIJING) INFORMATION TECHNOLOGY CO., LTD.
(优信易手车（北京）信息技术有限公司)
[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

BEIJING YOUXIN YILIAN INVESTMENT CO., LTD.
(北京优信易联投资有限公司)
[Company seal is affixed]

By:	/s/JING WENBING
Name:	JING WENBING (井文兵)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

SHENZHEN YOUXIN PENGCHENG SECOND HAND CAR TRADE MARKET CO., LTD.
(深圳市优信鹏城二手车交易市场有限公司)
[Company seal is affixed]

By:	/s/JING WENBING
Name:	JING WENBING (井文兵)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUXIN PENGDA:

SHENZHEN YOUXIN PENGDA SECOND HAND CAR BROKERAGE CO., LTD.
(深圳市优信鹏达二手车经纪有限公司)
[Company seal is affixed]

By:	/s/LI SHUBO
Name:	LI SHUBO (李舒波)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FENGSHUN LUBAO:

BEIJING FENGSHUN LUBAO VEHICLE AUCTION CO., LTD.
(北京丰顺路宝机动车拍卖有限公司)
[Company seal is affixed]

By:	/s/XING ZHANMING
Name:	XING ZHANMING (邢占明)
Title:	Legal Representative

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FOUNDER:

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FOUNDER HOLDING COMPANY:

XIN GAO GROUP LIMITED
(信高集團有限公司)

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

INVESTORS:

HAIXIA UXIN INTERNATIONAL LIMITED PARTNERSHIP

By:
Name:
Title:

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

INVESTORS:

HILLHOUSE UX-II HOLDINGS LIMITED

By:	/s/LEI ZHANG
Name:
Title:

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

LIST OF EXHIBITS

Exhibit A	Parties

Exhibit B	Restated Articles

Exhibit C	Company Information

Exhibit D	Key Employees

Exhibit E	Representations and Warranties of Covenantors / Representations and Warranties of Founder

Exhibit F	Representation and Warranties of Investor

Exhibit G	Covenants of Covenantors / Covenants of Investors

Exhibit H	Conditions to each Investor’s Obligations at Closing

Exhibit I	Conditions to Company’s Obligations at Closing

Exhibit J	Shareholders Agreement

Exhibit K	List of Proprietary Assets

Exhibit L	Disclosure Letter

[SIGNATURE PAGE TO SHARE SUBSCRIPTION AGREEMENT]

EXHIBIT A

PARTIES

Part I                     Founder and Founder Holding Company

(a)                                 Founder

1.                                      Dai Kun (戴琨), a Chinese citizen (PRC identity card number ******************).

(b)                                 Founder Holding Company

1.                                      Xin Gao Group Limited (信高集團有限公司), a limited liability company duly established and validly existing under the laws of the British Virgin Islands, which, as of the date hereof, is wholly owned by Dai Kun (戴琨) (on a fully diluted basis), and the board of directors of which consists of Dai Kun (戴琨) only.

Part II                   Investors

1.                                      Haixia Uxin International Limited Partnership, a limited partnership duly formed and validly existing under the laws of Cayman Islands.

2.                                      Hillhouse UX-II Holdings Limited, a limited company duly established and validly existing under the laws of the British Virgin Islands.

Part III Subscribed Shares, Series A-1 Subscription Price

Investors	Subscribed Series A-1 Shares	Series A-1 Subscription Price (US$)
Haixia Uxin International Limited Partnership	491,089	10,000,000
Hillhouse UX-II Holdings Limited	491,089	10,000,000
TOTAL	982,178	20,000,000

Part IV Notice Address

For the purpose of the notice provisions contained in this Agreement, the following are the initial addresses of each Party:

If to any of the Group Companies:

Address:	Floor 37th, Building B, Tower 3, Wangjing Soho Center, No. 10, Wangjing Street, Chaoyang District, Beijing (100102)
Fax Number:	+86 10-5631 2701
Email:	daikun@xin.com
Attention:	Dai Kun

If to Founder or Founder Holding Company:

Address:	Floor 37th, Building B, Tower 3, Wangjing Soho Center, No. 10, Wangjing Street, Chaoyang District, Beijing (100102)
Fax Number:	+86 10-5631 2701
Email:	daikun@xin.com
Attention:	Dai Kun

If to Haixia Uxin International Limited Partnership:

Address: Floor 22, East Wing, D Building, Qinghua Tongfang Technology Plaza, No.1 Wangzhuang Road, Haidian District, Beijing (北京市海淀区王庄路1号院清华同方科技广场D座东楼22层)

Fax Number: 86-010-82366728

Email: zhangmingyi@haixiaasset.com

Contact: ZHANG Mingyi

If to Hillhouse UX-II Holdings Limited

Address:	c/o Hillhouse Capital Management Ltd.
Suite 1608, One Exchange Square
8 Connaught Place, Central
Hong Kong
Fax Number: (852) 2179 1900
Email: ahornung@hillhousecap.com and jhong@hillhousetca.com
Contact: Adam HORNUNG / Jing HONG

EXHIBIT B

RESTATED ARTICLES

EXHIBIT C

COMPANY INFORMATION

Part I     Capitalization Tables

Section (A) As of the date hereof:

Authorized capital: US$200,000 divided into: (i) 144,813,485 Ordinary Shares, (ii) 5,000,000 Series A Preferred Shares, (iii) 7,060,263 Series B Preferred Shares, (iv) 8,670,877 Series C-1 Preferred Shares, (v) 1,055,891 Series C-2 Preferred Shares, (vi) 15,935,515 Series D Preferred Shares, (vii) 8,947,749 Series E Preferred Shares, and (viii) 8,516,220 Series F Preferred Shares.

Name of Shareholder	Class of Shares	Number of Shares	Percentage
Xin Gao Group Limited	Ordinary	2,933,334	4.5394%
ESOP	Ordinary	6,500,000	10.0588%
Ordinary Total		9,433,334	14.5982%
LC Fund V, L.P.	Series A	1,864,078	3.0950%
LC Parallel Fund V, L.P.	Series A	135,922
DCM Hybrid RMB Fund, L.P.	Series A	2,000,000	3.0950%
Bertelsmann Asia Investments AG	Series A	668,602	1.0347%
Xin Gao Group Limited	Series A	331,398	0.5128%
Series A Total		5,000,000	7.7376%
LC Fund V, L.P.	Series B	2,632,176	4.3703%
LC Parallel Fund V, L.P.	Series B	191,929
DCM Hybrid RMB Fund, L.P.	Series B	1,412,053	2.1852%
Bertelsmann Asia Investments AG	Series B	1,059,039	1.6389%
Tencent Growthfund Limited	Series B	176,507	2.7315%
THL A7 Limited	Series B	1,588,559
Series B Total		7,060,263	10.9258%
Redrock Holding Investments Limited	Series C-1	6,878,078	10.6439%
DCM Hybrid RMB Fund, L.P.	Series C-1	950,302	1.4706%
Xin Gao Group Limited	Series C-1	842,497	1.3038%
LC Fund V, L.P.	Series C-2	980,359	1.6340%
LC Parallel Fund V, L.P.	Series C-2	75,532
Series C Total		9,726,768	15.0523%

Name of Shareholder	Class of Shares	Number of Shares	Percentage
Tiger Global Eight Holdings	Series D	5,794,733	8.9674%
Hillhouse UX Holdings Limited	Series D	5,794,733	8.9674%
Redrock Holding Investments Limited	Series D	2,897,366	4.4837%
Coatue Hybrid Asia II LLC	Series D	1,448,683	2.2419%
Series D Total		15,935,515	24.6604%
Baidu (Hong Kong) Limited	Series E	5,965,166	9.2312%
Turbo Wise Investment Limited	Series E	1,789,550	2.7694%
Hillhouse UX Holdings Limited	Series E	477,213	0.7385%
Internet Fund II Pte. Ltd.	Series E	477,213	0.7385%
Coatue Hybrid Asia II LLC	Series E	238,607	0.3692%
Series E Total		8,947,749	13.8468%
JenCap UX	Series F	2,421,674	3.7476%
Baidu (Hong Kong) Limited	Series F	2,018,062	3.1230%
Hillhouse UX Holdings Limited	Series F	403,612	0.6246%
Redrock Holding Investments Limited	Series F	605,418	0.9369%
Internet Fund II Pte. Ltd.	Series F	322,890	0.4997%
Turbo Wise Investment Limited	Series F	322,890	0.4997%
Shanghai Huasheng Lingfei Equity Investment (Limited Partnership)	Series F	1,210,837	1.8738%
Snow Lake China Master Fund, Ltd.	Series F	1,210,837	1.8738%
Series F Total		8,516,220	13.1790%
Preferred Total		55,186,515	85.4018%
Total		64,619,849	100.00%

Section (B)  Immediately after the Closing:

Authorized capital: US$200,000 divided into: (i) 143,831,307 Ordinary Shares, (ii) 5,000,000 Series A Preferred Shares, (iii) 982,178 Series A-1 Preferred Shares, (iv) 7,060,263 Series B Preferred Shares, (v) 8,670,877 Series C-1 Preferred Shares, (vi) 1,055,891 Series C-2 Preferred Shares, (vii) 15,935,515 Series D Preferred Shares, (viii) 8,947,749 Series E Preferred Shares, and (ix) 8,516,220 Series F Preferred Shares.

Name of Shareholder	Class of Shares	Number of Shares	Percentage
Xin Gao Group Limited	Ordinary	4,931,886	7.2956%
ESOP	Ordinary	6,500,000	9.6153%
Ordinary Total		11,431,886	16.9109%
LC Fund V, L.P.	Series A	1,864,078	2.9586%
LC Parallel Fund V, L.P.	Series A	135,922
DCM Hybrid RMB Fund, L.P.	Series A	2,000,000	2.9586%
Bertelsmann Asia Investments AG	Series A	668,602	0.9890%
Xin Gao Group Limited	Series A	331,398	0.4902%
Series A Total		5,000,000	7.3964%
Haixia Uxin International Limited Partnership	Series A-1	491,089	0.7265%
Hillhouse UX-II Holdings Limited	Series A-1	491,089	0.7265%
Series A-1 Total		982,178	1.4529%
LC Fund V, L.P.	Series B	2,632,176	4.1776%
LC Parallel Fund V, L.P.	Series B	191,929
DCM Hybrid RMB Fund, L.P.	Series B	1,412,053	2.0888%
Bertelsmann Asia Investments AG	Series B	1,059,039	1.5666%
Tencent Growthfund Limited	Series B	176,507	2.6110%
THL A7 Limited	Series B	1,588,559
Series B Total		7,060,263	10.4441%
Redrock Holding Investments Limited	Series C-1	6,878,078	10.1746%
DCM Hybrid RMB Fund, L.P.	Series C-1	950,302	1.4058%

Name of Shareholder	Class of Shares	Number of Shares	Percentage
Xin Gao Group Limited	Series C-1	842,497	1.2463%
LC Fund V, L.P.	Series C-2	980,359	1.5620%
LC Parallel Fund V, L.P.	Series C-2	75,532
Series C Total		9,726,768	14.3886%
Tiger Global Eight Holdings	Series D	5,794,733	8.5720%
Hillhouse UX Holdings Limited	Series D	5,794,733	8.5720%
Redrock Holding Investments Limited	Series D	2,897,366	4.2860%
Coatue Hybrid Asia II LLC	Series D	1,448,683	2.1430%
Series D Total		15,935,515	23.5730%
Baidu (Hong Kong) Limited	Series E	5,965,166	8.8241%
Turbo Wise Investment Limited	Series E	1,789,550	2.6472%
Hillhouse UX Holdings Limited	Series E	477,213	0.7059%
Internet Fund II Pte. Ltd.	Series E	477,213	0.7059%
Coatue Hybrid Asia II LLC	Series E	238,607	0.3530%
Series E Total		8,947,749	13.2362%
JenCap UX	Series F	2,421,674	3.5823%
Baidu (Hong Kong) Limited	Series F	2,018,062	2.9853%
Hillhouse UX Holdings Limited	Series F	403,612	0.5971%
Redrock Holding Investments Limited	Series F	605,418	0.8956%
Internet Fund II Pte. Ltd.	Series F	322,890	0.4776%
Turbo Wise Investment Limited	Series F	322,890	0.4776%
Shanghai Huasheng Lingfei Equity Investment (Limited Partnership)	Series F	1,210,837	1.7912%
Snow Lake China Master Fund, Ltd.	Series F	1,210,837	1.7912%
Series F Total		8,516,220	12.5979%
Preferred Total		56,168,693	83.0891%
Total		67,600,579	100.00%

Part II   Corporate Information

Company:

Company Name	Uxin Limited

Company Number	264804

Registered Address	Offshore Incorporations (Cayman) Limited, Floor 4, Willow House, Cricket Square, P.O. Box 2804, Grand Cayman KY1-1112, Cayman Islands

Date of Incorporation	December 8, 2011

Place of Incorporation	Cayman Islands

Director(s)	As of the date hereof: Dai Kun, Liu Erhai, Chen Hao, Lu Rong, Cheng Cheung Lun Julian, Tan Hainan, Hong Jing, Xiang Hailong and Jimmy Ching-Hsin Chang

Authorized Shares	As of the date hereof: See Section (A) of Part I of Exhibit C Immediately after the Closing: See Section (B) of Part I of Exhibit C

Issued Shares	As of the date hereof: See Section (A) of Part I of Exhibit C Immediately after the Closing: See Section (B) of Part I of Exhibit C

Shareholder(s) (and shareholding percentage)	As of the date hereof: See Section (A) of Part I of Exhibit C Immediately after the Closing: See Section (B) of Part I of Exhibit C

Subsidiaries	Uxin Hong Kong Limited Uxin Used Car Limited UcarEase Holding Limited Perfect Harmony

HK Company:

Company Name	Uxin Hong Kong Limited (優信互聯香港有限公司)

Company Number	1695648

Registered Address	Room 502, Bank of America Tower, 12 Harcourt Road, Central, Hong Kong

Date of Incorporation	January 3, 2012

Place of Incorporation	Hong Kong

Director(s)	Xiao Rong, Dai Kun, Cheng Cheung Lun Julian, Tan Hainan and Hong Jing

Authorized Shares	10,000

Issued Shares	100

Shareholder(s) (and shareholding percentage)	Company (100%)

Subsidiaries	WFOE

UcarEase BVI:

Company Name	UcarEase Holding Limited

Company Number	1849397

Registered Address	OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands

Date of Incorporation	November13, 2014

Place of Incorporation	British Virgin Islands

Director(s)	Dai Kun

Authorized Shares	50,000

Issued Shares	1

Shareholder(s) (and shareholding percentage)	Company (100%)

Subsidiaries	GloryFin HK

Uxin Used Car Cayman:

Company Name	Uxin Used Car Limited

Company Number	296099

Registered Address	The Office of Sertus Incorporations (Cayman)Limited, Sertus Chambers, P.O. Box 2547, Cassia Court, Camana Bay, Grand Cayman, Cayman Islands

Date of Incorporation	January 27, 2015

Place of Incorporation	Cayman Islands

Director(s)	Dai Kun

Authorized Shares	50,000

Issued Shares	1

Shareholder(s) (and shareholding percentage)	Company (100%)

Subsidiaries	UcarShow HK

GloryFin HK:

Company Name	GloryFin International Group Holding Company Limited (錦融國際控股集團有限公司)

Company Number	1851298

Registered Address	Room 19C,Lockhart Centre,301-307 Lockhart Rd., Wan Chai, Hong Kong

Date of Incorporation	January14, 2013

Place of Incorporation	Hong Kong

Director(s)	Zeng Zhen

Authorized Shares	10,000

Issued Shares	10,000

Shareholder(s) (and shareholding percentage)	UcarEase BVI (100%)

Subsidiaries	Kaifeng Financing Lease

UcarShow HK:

Company Name	UcarShow HK Limited (優車秀香港有限公司)

Company Number	2171362

Registered Address	RM 1501(682) 15/F SPA Centre, 53-55 Lockhart Road, Wanchai, Hong Kong

Date of Incorporation	December 21, 2014

Place of Incorporation	Hong Kong

Director(s)	Dai Kun

Authorized Shares	10,000

Issued Shares	10,000

Shareholder(s) (and shareholding percentage)	Uxin Used Car Cayman (100%)

Subsidiaries	Yougu Shanghai

Perfect Harmony:

Company Name	PERFECT HARMONY GROUP LIMITED

Company Number	1830124

Registered Address	P.O. Box905, Quastisky Building, Road Town, Tortola, British Virgin Islands

Date of Incorporation	July 1, 2014

Place of Incorporation	British Virgin Islands

Director(s)	Dai Kun

Authorized Shares	50,000

Issued Shares	1

Shareholder(s) (and shareholding percentage)	Uxin Limited (100%)

Subsidiaries	Fairlubo

Fairlubo:

Company Name	Fairlubo Auction Company Limited

Company Number	292858

Registered Address	Floor 4, Willow House, Cricket Square, P O Box 2804, Grand Cayman KY1-1112, Cayman Islands

Date of Incorporation	October 17, 2014

Place of Incorporation	Cayman Island

Director(s)	Dai Kun, Xing Zhanming, Gao Feng

Authorized Shares	1,000,000,000

Issued Shares	233,333,333

Shareholder(s) (and shareholding percentage)	Perfect Harmony (52.6154%), Fairlubo Corporate Limited (16.6153%)

Subsidiaries	Fairlubo Auction HK Company Limited

WFOE:

Company Name (Official)	优信拍（北京）信息科技有限公司

Company Name (in English, for translation purpose only)	Youxinpai (Beijing) Information Technology Co., Ltd.

Business License Number	110000450208665

Registered Address	Room 2507, Floor 21, Building No. 10, Compound No.93, Jianguo Road, Chaoyang District, Beijing (北京市朝阳区建国路93号院10号楼21 层2507)

Date of Incorporation	June 15, 2012

Place of Incorporation	PRC

Legal Representative	Zeng Zhen

Director(s)	Zeng Zhen, Dai Kun and Cheng Cheung Lun Julian

Registered Capital (Paid Up Capital)	US$180,000,000 (US$137,500,000 paid up)

Shareholder(s) (and shareholding percentage)	HK Company (100%)

Scope of Business

Research and Developement of Computer Software, Network Technology and Telecommunication Technology; Sale of Self-developed Products; Transfer of Self-owned Technology, Technology Consulting, Technology Service and Technology Training; Computer System Service; Data Processing; Investment Consulting; Culture and Art Activity Organization (excluding performances). (For those items which need authorization, business operation shall take place only if authorizaiotns are granted by relevant authorities.)(研发计算机软件、网络技术、通信技术；销售自行研发的产品；提供自有技术的转让、技术咨询、技术服务、技术培训；计算机系统服务；数据处理；投资咨询；组织文化艺术交流活动（演出除外）（依法须经批准的项目，经相关部门批准后依批准的内容开展经营活动）。

Branches	Chengdu; Shanghai; Beijing; Guangzhou; Tianjin; Hangzhou; Wuhan; Shenzhen

Subsidiaries	Youxin Pengda

PRC Domestic Company:

Company Name	优信互联（北京）信息技术有限公司

Company Name (in English, for translation purpose only)	Youxin Internet (Beijing) Information Technology Co., Ltd.

Business License Number	110108014144969

Registered Address	Room 2106-A030, No. 9, North 4th Ring West Road, Haidian District, Beijing(北京市海淀区北四环西路9号2106-A030)

Date of Incorporation	August 11, 2011

Place of Incorporation	PRC

Legal Representative	Zeng Zhen

Director(s)	Zeng Zhen, Dai Kun and Cheng Cheung Lun Julian

Registered Capital (Paid Up Capital)	RMB8,008,008 (RMB8,008,008 paid up)

Shareholder (and shareholding percentage)	Li Bin: 59.940% Dai Kun: 39.960% Beijing Min Si Lian Hua Investment Management Co., Ltd. (北京敏思联华投资管理有限公司): 0.100%

Scope of Business

The Second Catagory of Value Added Telecommunication Business, Information Services Business (only includes Internet Information Service) (ICP License valid through November 16, 2017). Technology Development, Technology Consulting and Technology Service; Computer Technology Training, Computer System Service and Basic Software Service; Investment Management, Market Research; Design, Production, Agent and Release of Advertisement; Computer Animation Design; Exhibition Organization; Sales of Electronic Products, Computers, Software and Accessory Equipment. (For those items which need authorization, business operation shall take place only if authorizaiotns are granted by relevant authorities.)

第二类增值电信业务中的信息服务业务（仅限互联网信息服务）（电信与信息服务业务经营许可证有效期至2017年11月16日）。技术开发、技术咨询、技术服务；计算机技术培训、计算机系统服务、基础软件服务；投资管理；市场调查；设计、制作、代理、发布广告；电脑动画设计；承办展览展示活动；销售电子产品、计算机、软件及辅助设备。（依法须经批准的项目，经相关部门批准后方可开展经营活动）

Branches	Nil

Subsidiaries	Youtu Beijing Youxinpai Auction Youxinpai Second Hand Car Youxin Business Youxin Ruida Assets Youxin Pengcheng Youxin Yishouche Youxin Yilian

PRC Subsidiaries:

Company Name	优途（北京）运输代理有限公司

Company Name (in English, for translation purpose only)	Youtu (Beijing) Transportation Agent Co., Ltd.

Business License Number	110105014821138

Registered Address	Room 323702, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing (北京市朝阳区阜通东大街1号院5号楼323702室)

Date of Incorporation	April 17, 2012

Place of Incorporation	PRC

Legal Representative	Li Shubo

Director(s)	Li Shubo, Dai Kun and Cheng Cheung Lun Julian

Registered Capital (Paid Up Capital)	RMB200,000 (RMB200,000 paid up)

Shareholder (and shareholding percentage)	PRC Domestic Company: 100%

Scope of Business

Licensed Businesses: None; General Businesses: Cargo transportation agent; investment consultation; hold exhibition activities; organizing arts and cultural exchange activities (not include performance) (the above business scope does not include specific businesses which needs approval by relevant authorities in order to be carried out). 1. It shall not raise funds publicly; 2. It shall not trade securities products and financial derivatives publicly; 3. It shall not issue loans; 4. It shall not provide guaranties to enterprises other than the ones it has invested in; and 5. It shall not guarantee its investors from any loss or make minimum rate of return guarantees.

许可经营项目：无；一般经营项目：货运代理；投资咨询；承办展览展示活动；组织文化艺术交流（不含演出）。（（1、不得以公开方式募集资金；2、不得公开交易证券类产品和金融衍生品；3、不得发放贷款；4、不得向所投资企业以外的其他企业提供担保；5、不得向投资者承诺投资本金不受损失或者承诺最低收益。）依法须经批准的项目，经相关部门批准后依批准的内容开展经营活动。

Branches	Nil

Subsidiaries	Nil

PRC Subsidiaries:

Company Name	优信拍（北京）拍卖有限公司

Company Name (in English, for translation purpose only)	Youxinpai (Beijing) Auction Co., Ltd.

Business License Number	110105014982197

Registered Address	Room 323705, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing (北京市朝阳区阜通东大街1号院5号楼323705室)

Date of Incorporation	June 7, 2012

Place of Incorporation	PRC

Legal Representative	Chen Guang

Director(s)	Zeng Zhen, Chen Guang and Cheng Cheung Lun Julian

Registered Capital (Paid Up Capital)	RMB1,000,000 (RMB1,000,000 paid up)

Shareholder (and shareholding percentage)	PRC Domestic Company: 100%

Scope of Business	Auction (excluding the antiques aution)(The Auciton Permit will expire on March 14, 2022) 拍卖（不含文物拍卖）。（拍卖经营批准证书，有效期至2022年03月14日）

Branches	Nil

Subsidiaries	Sichuan Youxinpai Auction Co., Ltd. (四川优信拍拍卖有限公司)

PRC Subsidiaries:

Company Name	四川优信拍拍卖有限公司

Company Name (in English, for translation purpose only)	Sichuan Youxinpai Auction Co., Ltd.

Business License Number	510109000489939

Registered Address	1/F, Building No. 7, No.2 Huan San Xiang, Xiao Jia He, High and New Technology Development Zone, Chengdu, Sichuan Province, China (成都高新区肖家河环三巷2号7幢1层)

Date of Incorporation	September 29, 2014

Place of Incorporation	PRC

Legal Representative	Jing Wenbing

Director(s)	Li Yang

Registered Capital (Paid Up Capital)	RMB2,000,000 (RMB2,000,000 paid up)

Shareholder (and shareholding percentage)	Youxinpai Auction: 100%

Scope of Business

Auction of items due to theenforcement of judicial authorities; Auction of foreclosedassets of financial institutions; Auction of assets of bankrupted enterprises; Auction of land use rights of state-ownedreal properties; Auction of creditor’s rights and equity interests of enterprises; Auction of ownerless goods possessed by the postal department or the department of telecommunication and transportation; Auction of intangible assets; Auction of other personal properties and real properties consigned by trustees (operation must be conducted in accordance with the Auction Permit and relevant documents of authorization).
司法机关强制执行的物品的拍卖；金融机构抵贷资产的拍卖；破产企业资产的拍卖；国有土地使用权的拍卖；企业债权、股权的拍卖；邮电部门、运输部门无主物品的拍卖；无形资产的拍卖；委托人委托的其他动产、不动产的拍卖（凭拍卖经营批准证书及相关审批文件经营）。

Branches	Nil

Subsidiaries	Nil

PRC Subsidiaries:

Company Name	优信拍（北京）二手车鉴定评估有限公司

Company Name (in English, for translation purpose only)	Youxinpai (Beijing) Second Hand Car Appraisal and Evaluation Co., Ltd.

Business License Number	110105015852292

Registered Address	Room 323706, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing (北京市朝阳区阜通东大街1号院5号楼323706室)

Date of Incorporation	April 28, 2013

Place of Incorporation	PRC

Legal Representative	Li Yang

Director(s)	Li Yang, Dai Kun and Cheng Cheung Lun Julian

Registered Capital (Paid Up Capital)	RMB500,000 (RMB500,000 paid up)

Shareholder (and shareholding percentage)	PRC Domestic Company: 100%

Scope of Business

Licensed Businesses: Second Hand Car Appraisal and Evaluation;
General Businesses: Financial Consulting (being not permitted to conduct the audit, capital verfication, accounts checks, appraisal, accounting consulting, bookkeeping for others and all other businesses which require specific permits; being not permitted to issue the audit report, capital verfication report, accounts checking report and appraisal report); Economic and Trading Consulting.
许可经营项目：二手车鉴定评估；
一般经营项目：财务咨询（不得开展审计、验资、查帐、评估、会计咨询、代理记账等需要专项审批的业务，不得出具相应的审计报告、验资报告、查账报告、评估报告等文字材料）；经济贸易咨询。

Branches	Huilongguan Branch Tongzhou Branch Shijingshan Branch Wangjing Branch Fengtai Branch Dongcheng Branch

Subsidiaries	Nil

PRC Subsidiaries:

Company Name	优信互联（北京）商贸有限公司

Company Name (in English, for translation purpose only)	Youxinhulian (Beijing) Business and Trade Co., Ltd.

Business License Number	110105016288278

Registered Address	Room 323703, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing (北京市朝阳区阜通东大街1号院5号楼323703室)

Date of Incorporation	September 13, 2013

Place of Incorporation	PRC

Legal Representative	Li Shubo

Director(s)	Li Shubo, Dai Kun and Cheng Cheung Lun Julian

Registered Capital (Paid Up Capital)	RMB1,500,000 (RMB1,500,000 paid up)

Shareholder (and shareholding percentage)	PRC Domestic Company: 100%

Scope of Business

Licensed Businesses: None;
General Businesses: Sale of Cars (excluding the passenger cars with less than nine seats), auto parts, hardware and electrical equipment; Cargo Import and Export; Import and Export Agency. (after receiving business license, shall registrate at municipal or district level MOFCOM)
许可经营项目：无；
一般经营项目：销售汽车（不含九座以下乘用车）、汽车配件、五金交电；货物进出口；代理进出口。（领取本执照后，应到市商务委或区县商务委备案。）

Branches	Nil

Subsidiaries	Nil

PRC Subsidiaries:

Company Name	北京优信睿达资产管理有限公司

Company Name (in English, for translation purpose only)	Beijing Youxin Ruida Assets Management Co., Ltd.

Business License Number	110105017231806

Registered Address	Room 1701-1703, Compound No. 37, South Mo Fang Road, Chaoyang District, Beijing (No. 174329, Hua Teng Bei Tang Central Business Area) (北京市朝阳区南磨房路37号1701-1703室(华腾北搪集中办公区174329号))

Date of Incorporation	May 19, 2014

Place of Incorporation	PRC

Legal Representative	Zeng Zhen

Director(s)	Zeng Zhen

Registered Capital (Paid Up Capital)	RMB2,000,000 (RMB0 paid up)

Shareholder (and shareholding percentage)	PRC Domestic Company: 100%

Scope of Business

Investment Management; Investment Consulting; Enterprise Management; Commercial Trading Consulting; Technology Promotion; Car Rental (excluding coach with more than 9 seats); Organize Cultural and Art Communication Activities (excluding performances); hold exhibition and promotion activities; Conference Services; Design, Production, Agent and Distribution of Advertisements; shall make registrations at Municipal Transportation Bureau after obtaining the Business License.
投资管理；投资咨询；企业管理；经济贸易咨询；技术推广服务；汽车租赁（不含九座以上客车）；组织文化艺术交流活动（不含演出）；承办展览展示活动；会议服务；设计、制作、代理、发布广告。领取本执照后，应到市交通委运输管理局备案

Branches	Nil

Subsidiaries	Beijing Youxin Ruitong Automobile Services Co., Ltd. (北京优信睿通汽车服务有限公司)

PRC Subsidiaries:

Company Name	北京优信睿通汽车服务有限公司

Company Name (in English, for translation purpose only)	Beijing Youxin Ruitong Automobile Services Co., Ltd.

Business License Number	110105017935045

Registered Address	Room 1701-1703, Compound No. 37, South Mo Fang Road, Chaoyang District, Beijing (No. 177166, Hua Teng Bei Tang Central Business Area) (北京市朝阳区南磨房路37号1701-1703室(华腾北搪集中办公区177166号))

Date of Incorporation	September24, 2014

Place of Incorporation	PRC

Legal Representative	Yu Jingyuan

Director(s)	Yu Jingyuan

Registered Capital (Paid Up Capital)	RMB2,000,000 (RMB0 paid up)

Shareholder (and shareholding percentage)	Youxin Ruida Assets: 100%

Scope of Business

Car Washing Services (excluding traditional car washing); Car Decoration; Technology Development; Technology Consulting; Technology Services. (For those items which need authorizations, business operation shall take place only if authorizations are granted by relevant authorities.)
洗车服务（不含传统洗车）；汽车装饰；技术开发、技术咨询、技术服务。（依法须经批准的项目，经相关部门批准后方可开展经营活动）

Branches	Nil

Subsidiaries	Nil

PRC Subsidiaries:

Company Name	优信易手车（北京）信息技术有限公司

Company Name (in English, for translation purpose only)	Youxin Yishouche (Beijing) Information Technology Co., Ltd.

Business License Number	110105018740513

Registered Address	Floor 4, Building No. 11, Guandongdian, Chaoyang District, Beijing, China (No. 1064, Hujialou Central Business Area) (北京市朝阳区关东店11号楼四层（呼家楼集中办公区1064号）)

Date of Incorporation	March 12, 2015

Place of Incorporation	PRC

Legal Representative	Zeng Zhen

Director(s)	Zeng Zhen

Registered Capital (Paid Up Capital)	RMB1,000,000 (RMB0 paid up)

Shareholder (and shareholding percentage)	PRC Domestic Company: 100%

Scope of Business

Technology promotion service; computer technology training; computer system services; basic software services; investment consulting; investment management; market survey; design, production, agents, advertising; computer animation design; to undertake exhibition display; sales of electronic products, computer, software and auxiliary equipment. (For those items which need authorizations, business operation shall take place only if authorizations are granted by relevant authorities.)
技术推广服务；计算机技术培训；计算机系统服务；基础软件服务；投资咨询；投资管理；市场调查；设计、制作、代理、发布广告；电脑动画设计；承办展览展示活动；销售电子产品、计算机、软件及辅助设备。（依法须经批准的项目，经相关部门批准后方可开展经营活动）

Branches	Nil

Subsidiaries	Nil

PRC Subsidiaries:

Company Name	北京优信易联投资有限公司

Company Name (in English, for translation purpose only)	Beijing Youxin Yilian Investment Co., Ltd.

Business License Number	110105019534778

Registered Address	Room 323601, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing (北京市朝阳区阜通东大街1号院5号楼323601室)

Date of Incorporation	July 20, 2015

Place of Incorporation	PRC

Legal Representative	Jing Wenbing

Director(s)	Jing Wenbing

Registered Capital (Paid Up Capital)	RMB1,000,000 (RMB0 paid up)

Shareholder (and shareholding percentage)	PRC Domestic Company: 73%; 天津互联信通企业管理咨询有限公司:27%

Scope of Business

Project investment; investment management; economic and trade consultation; project management; financial advisory (not to carry out audit, capital verification, audit, assessment, accounting consulting, agency bookkeeping business subject to special approval, shall not issue the corresponding audit, capital verification report, audit report, assessment report and other written materials); enterprise management consulting. (1, shall not open way to raise money; 2, not publicly traded securities products and derivatives; 3, shall not make loans; 4, and shall not provide guaranty for the investment enterprises other than those; 5, can not promised to investors investment principal against losses or promise the lowest income.For those items which need authorizations, business operation shall take place only if authorizations are granted by relevant authorities.)

项目投资；投资管理；经济贸易咨询；项目管理；财务咨询（不得开展审计、验资、查账、评估、会计咨询、代理记账等需经专项审批的业务，不得出具相应的审计报告、验资报告、查账报告、评估报告等文字材料）；企业管理咨询。（1、不得以公开方式募集资金；2、不得公开交易证券类产品和金融衍生品；3、不得发放贷款；4、不得向所投资企业以外的其他企业提供担保；5、不得向投资者承诺投资本金不受损失或者承诺最低收益。依法须经批准的项目，经相关部门批准后依批准的内容开展经营活动。）

Branches	Nil

Subsidiaries	Nil

PRC Subsidiaries:

Company Name	深圳市优信鹏城二手车交易市场有限公司

Company Name (in English, for translation purpose only)	Shenzhen Youxin Pengcheng Second Hand Car Trade Market Co., Ltd.

Business License Number	91440300349903579W

Registered Address	Room 218, Building Yiben, No. 1063, Chaguang Road, Nanshan District, Shenzhen (深圳市南山区茶光路1063号一本大楼218)

Date of Incorporation	April 20, 2015

Place of Incorporation	PRC

Legal Representative	Jing Wenbing

Director(s)	Jing Wenbing

Registered Capital (Paid Up Capital)	RMB2,000,000 (RMB0 paid up)

Shareholder (and shareholding percentage)	PRC Domestic Company: 100%

Scope of Business	Second-hand car brokers; automobile and accessories sales; domestic trade; motor vehicle registration agents business. 二手车经纪；汽车及配件的销售；国内贸易；代办机动车登记业务。

Branches	Nil

Subsidiaries	Nil

Youxin Pengda:

Company Name	深圳市优信鹏达二手车经纪有限公司

Company Name (in English, for translation purpose only)	Shenzhen Youxin Pengda Second Hand Car Brokerage Co., Ltd.

Business License Number	440301113730508

Registered Address	Room 203, Building Yiben, No. 1063, Chaguang Road, Nanshan District, Shenzhen (深圳市南山区茶光路1063号一本大楼203)

Date of Incorporation	August 24, 2015

Place of Incorporation	PRC

Legal Representative	Li Shubo

Director(s)	Li Shubo

Registered Capital (Paid Up Capital)	RMB100,000 (RMB0 paid up)

Shareholder (and shareholding percentage)	WFOE: 100%

Scope of Business	Second-hand car brokers; automobile and accessories sales; domestic trade; motor vehicle registration agents business. 二手车经纪；二手车、汽车配件的销售；国内贸易（不含专营、专卖、专控商品）；经营进出口业务（不含限制项目）；二手车交易市场经营管理。

Branches	Nil

Subsidiaries	Nil

Kaifeng Financing Lease:

Company Name (Official)	凯枫融资租赁（杭州）有限公司

Company Name (in English, for translation purpose only)	Kaifeng Financing Lease (Hangzhou) Co., Ltd.

Business License Number	330100400046225

Registered Address

Room 1501-11, North Building No. 1, Yang Guang Hua Cheng Chuang Fu Center, No. 386, Xue Zheng Street, Hangzhou Economic and Technological Development Zone, Hangzhou (杭州经济技术开发区学正街386号阳光华城创富中心北1幢1501-11室)

Date of Incorporation	March 25, 2013

Place of Incorporation	PRC

Legal Representative	Zeng Zhen

Director(s)	Zeng Zhen

Registered Capital (Paid Up Capital)	US$58,000,000 (US$25,758,975.7 paid up)

Shareholder(s) (and shareholding percentage)	GloryFin HK (100%)

Scope of Business

Services: Financing Lease Business, Lease Business, Purchase Leased Properties from Abroad, Deal with Residual Value of the Leased Property and Maintenance, Lease Trade Consulting, Investment Management (excluding security futures), Commercial Trading Consulting (exclude goods agency) (For those items which need authorizations, business operation shall take place only if authorizations are granted by relevant authorities.)
服务：融资租赁业务、租赁业务、向国外购买租赁财产、租赁财产的残值处理与维修、租赁交易咨询、投资管理（除证券期货）、商务信息咨询（除商品中介）。（依法须经批准的项目，经相关部门批准后方可开展经营活动）。

Branches

Baotou;
Beijing;
Chengdu;
Dalian;
Ordos;
Harbin;
Hohhot;
Lanzhou;
Shenyang;
Tianjin;
Xi’an;
Xining;
Yinchuan;
Changchun;
Chongqing;
Xinjiang;
Fuzhou;
Guangzhou;
Kunming;
Nanjing;
Ningbo;
Quanzhou;
Shanghai;
Shenzhen;
Suzhou;
Wuxi;
Wuhan;
Changsha;
First branch

Subsidiaries	Nil

Yougu Shanghai:

Company Name	优估（上海）信息科技有限公司

Company Name (in English, for translation purpose only)	Yougu (Shanghai) Information Techonology Co., Ltd.

Business License Number	310141400021551

Registered Address	Room 211, Floor 2, Building No. 3, No. 177, Meisheng Road, Free Trade Zone, Shanghai, China (上海市自由贸易试验区美盛路177号3幢楼2层211室)

Date of Incorporation	March 13, 2015

Place of Incorporation	PRC

Legal Representative	Zeng Zhen

Director(s)	Zeng Zhen

Registered Capital (Paid Up Capital)	US$100,000,000 (US$48,000,000 paid up)

Shareholder (and shareholding percentage)	UcarShow HK: 100%

Scope of Business

Engaged in technology development, technology transfer, technical consulting, technology services in the field of information technology; computer system integration; design, produce, agent and release all kinds of advertisements, investment consulting, investment management, animation design, exhibition services, import and export, wholesale, commission agency (excluding auction) and related supporting services of electronic products, computer, software and auxiliary equipment. (For those items which need authorizations, business operation shall take place only if authorizations are granted by relevant authorities.)
从事信息科技领域内的技术开发、技术转让、技术咨询、技术服务；计算机系统集成，设计、制作、代理、发布各类广告，投资咨询，投资管理，动画设计，展览展示服务，电子产品、计算机、软件及辅助设备的批发、进出口、佣金代理（拍卖除外）及其相关配套服务。依法须经批准的项目，经相关部门批准后方可开展经营活动

Branches	Nil

Subsidiaries	Nil

Fengshun Lubao:

Company Name	北京丰顺路宝机动车拍卖有限公司

Company Name (in English, for translation purpose only)	Beijing Fengshun Lubao Vehicle Auction Co., Ltd.

Business License Number	110106013953666

Registered Address	Room1416, Floor 14, Fengkai Wangyuan Technology Incubator Center (Wangyuan Building), No. 56, South Road of 4th West Ring, Fengtai District, Beijing (北京市丰台区西四环南路56号丰开望园科技孵化中心(望园大厦)14层1416房间)

Date of Incorporation	June 10, 2011

Place of Incorporation	PRC

Legal Representative	Xing Zhanming

Director(s)	Xing Zhanming

Registered Capital (Paid Up Capital)	RMB20,000,000 (RMB20,000,000 paid up)

Shareholder (and shareholding percentage)	WFOE: 30%; Xing Zhanming: 70%

Scope of Business

Auction (the valid period of its auction business approval certificate is due on May 27, 2021); technology consulting and technology services; sales of auto parts; ecnomic information consulting.
(拍卖（拍卖经营批准证书有效期至2021年5月27日）；技术咨询、技术服务；销售汽车配件；经济信息咨询。)

Branches	Nanjing Wuhan

Subsidiaries	Shanghai Fairlubo Motor Vehicle Auction Co., Ltd. (上海丰顺路宝机动车拍卖有限公司) Tianjin Fairlubo Motor Vehicle Information Consulting Services Co., Ltd. (天津丰顺路宝机动车信息咨询服务有限公司)

EXHIBIT D

KEY EMPLOYEES

No.	Name	Department	Title
1.	Dai Kun (戴琨)	CEO Office (CEO办公室)	CEO
2.	Zeng Zhen (曾真)	Financial & Legal Center(财法中心)	CFO
3.	Gao Xia (高瑕)	Administrative Center (行政中心)	General Manager
4.	Liang Xiang (梁乡)	Uxin Second Hand Car-Price Control Center (优信二手车-价格管理中心)	General Manager
5.	Li Shubo (李舒波)	Uxin Second Hand Car-Value Added Service Center (优信二手车-增值服务中心)	General Manager
6.	Li Yang (李洋)	Product Business Technology Group (产品技术事业群)	General Manager
7.	He Zhaoxia (何朝霞)	Uxin Second Hand Car-Major Customer Center (优信二手车-大客户中心)	General Manager
8.	Dong Yimin (董亦敏)	Youxinpai-Customer Product and Service Department (优信拍-买家产品及服务部)	General Manager
9.	Zhang Zhitain(张志天)	Uxin Second Hand Car Northern Region (优信二手车北方大区)	General Manager
10.	Chen Guang (陈光)	Uxin Second Hand Car Southern Region (优信二手车南方大区)	General Manager
11.	Huang Shou (黄硕)	Fairlubo Group (丰顺路宝集团)	CEO of Fairlubo
12.	Yin Shibin (殷诗彬)	Youxinpai-Northern Region优信拍-北方大区	General Manager
13.	Jing Wenbing (井文兵)	Youxinpai-Southern Region优信拍-南方大区	General Manager
14.	Ni Lin (倪琳)	Government Cars Sector (公车事业部)	General Manager
15.	Zhao Dan (赵聃)	Marketing and Sales Center (市场营销中心)	General Manager
16.	Gao Ming (高明)	Public Affairs Center (公共事务中心)	General Manager
17.	Yu Jingyuan (于景渊)	Uxin Financing (优信金融)	General Manager
18.	Wang Feng (汪锋)	Product Technology BU-Big Data Product Technology Center (产品技术事业群-大数据产品技术中心)	General Manager

19.	Qiu Hui (邱慧)	Product Technology BU-Consumer Product Technology Center (产品技术事业群-消费者产品技术中心)(Nancy Center)	General Manager
20.	Yang Jinheng (杨金衡)	Product Technology BU- Merchant Product Technology Center (产品技术事业群-商家产品技术中心)(Eric Center)	General Manager
21.	William Peng (彭惟廉)	CSO Office (CSO 办公室)	CSO
22.	Pang Jianwei (庞见维)	Human Resource Center (人力资源中心)	CHO

EXHIBIT E

Part I

REPRESENTATIONS AND WARRANTIES OF COVENANTORS

1.             Organization, Standing and Qualification. Each of the Group Companies and the Founder Holding Company is duly organized, validly existing and in good standing (or equivalent status in the relevant jurisdiction) under, and by virtue of, the laws of the place of its incorporation or establishment (in respect of each of the WFOE, Kaifeng Financing Lease, the PRC Domestic Company, Yougu Shanghai, Youxin Pengda and the PRC Subsidiaries, its registered capital has been contributed in accordance with its articles of association) and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted and as proposed to be conducted, and to perform each of its obligations hereunder and under any Transaction Agreement or Restructuring Document to which it is a party.  Each of the Group Companies and the Founder Holding Company is qualified or licensed to do business and is in good standing (or equivalent status in the relevant jurisdiction) in each relevant jurisdiction.  Each of the Group Companies and the Founder Holding Company is not in receivership or liquidation; no steps have been taken to enter into liquidation; and no petition has been presented for winding up any Group Company or the Founder Holding Company; and there are no grounds on which a petition or application might be based for the winding up or appointment of a receiver of any Group Company or the Founder Holding Company.

2.             Capitalization.

(a)           Immediately prior to the Closing, the authorized share capital of the Company consists of the following:

(i)            Ordinary Shares. A total of 143,831,307 authorized Ordinary Shares, of which 4,931,886 Ordinary Shares are issued and outstanding immediately prior to the Closing.

(ii)           Series A Preferred Shares. A total of 5,000,000 authorized Series A Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(iii)          Series A-1 Preferred Shares. A total of 982,178 authorized Series A-1 Preferred Shares, none of which are issued and outstanding immediately prior to the Closing.

(iv)          Series B Preferred Shares. A total of 7,060,263 authorized Series B Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(v)           Series C Preferred Shares.  A total of 8,670,877 authorized Series C-1 Preferred Shares and 1,055,891 authorized Series C-2 Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(vi)          Series D Preferred Shares.  A total of 15,935,515 authorized Series D Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(vii)         Series E Preferred Shares.  A total of 8,947,749 authorized Series E Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(viii)        Series F Preferred Shares.  A total of 8,516,220 authorized Series F Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(ix)          Treasury Shares.  The Company holds no treasury shares.

(x)           Options, Warrants, Reserved Shares. The Company has reserved at least 56,168,693 Ordinary Shares for issuance upon the conversion of the Series A Preferred Shares, Series A-1 Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares and Series F Preferred Shares.  Except for (A) the conversion privileges of the Series A Preferred Shares, Series A-1 Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares and Series F Preferred Shares, (B) the preemptive rights provided in the Shareholders Agreement, (C) as at immediately after the Closing, 6,500,000 Ordinary Shares (and options and warrants therefor) reserved for issuance to officers, directors, employees of, and consultants to, any Group Company under the Company’s employee equity incentive plans or purchase plans adopted by the Company (the “ESOP”) (of such 6,500,000 reserved Ordinary Shares, options to purchase 2,595,903 Ordinary Shares under the ESOP have been granted as of the date hereof, and (D) the transactions contemplated by the Transaction Agreements, there are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of the Company.  Except as set forth in the preceding sentence, the Shareholders Agreement and the Restated Articles, no shares (including the Subscribed Shares and the Conversion Shares) of the Company’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by the Company, are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of the Company or any other Person).

(b)           The corporate particulars of the Company as set forth in Part II of EXHIBIT C are complete, true and accurate.

(c)           UcarEase BVI.  Immediately prior to the Closing, the authorized share capital of UcarEase BVI is US$50,000, consisting of 50,000 ordinary shares, par value US$1.00, of which 1 is issued and outstanding and the Company owns one hundred percent (100%) of the issued and outstanding share capital of the UcarEase BVI (on a fully diluted basis) which is free and clear of any

Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of the UcarEase BVI.  There are no shares of the UcarEase BVI’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by UcarEase BVI, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of UcarEase BVI or any other Person).  The corporate particulars of UcarEase BVI as set forth in Part II of EXHIBIT C are complete, true and accurate.

(d)           Uxin Used Car Cayman.  Immediately prior to the Closing, the authorized share capital of Uxin Used Car Cayman is US$50,000, consisting of 50,000 ordinary shares, par value US$1.00, of which 1 is issued and outstanding and the Company owns one hundred percent (100%) of the issued and outstanding share capital of the Uxin Used Car Cayman (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of the Uxin Used Car Cayman. There are no shares of the Uxin Used Car Cayman’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by Uxin Used Car Cayman, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of Uxin Used Car Cayman or any other Person).  The corporate particulars of Uxin Used Car Cayman set forth in Part II of EXHIBIT C are complete, true and accurate.

(e)           HK Company.  Immediately prior to the Closing, the authorized share capital of the HK Company is HK$10,000, consisting of 10,000 ordinary shares, par value HK$1.00, of which 100 is issued and outstanding and the Company owns one hundred percent (100%) of the issued and outstanding share capital of the HK Company (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of the HK Company.  There are no shares of the HK Company’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by the HK Company, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of the HK Company or any other Person).  The corporate particulars of the HK Company as set forth in Part II of EXHIBIT C are complete, true and accurate.

(f)            GloryFin HK.  Immediately prior to the Closing, the authorized share capital of GloryFin is HK$10,000, consisting of 10,000 ordinary shares, par value HK$1.00, of which 10,000 is issued and outstanding and UcarEase BVI owns one hundred percent (100%) of the issued and outstanding share capital of the GloryFin HK (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of the GloryFin HK.  There are no shares of the GloryFin HK’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by GloryFin HK, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of GloryFin HK or any other Person).  The corporate particulars of GloryFin HK as set forth in Part II of EXHIBIT C are complete, true and accurate.

(g)           UcarShow HK.  Immediately prior to the Closing, the authorized share capital of UcarShow HK is HK$10,000, consisting of 10,000 ordinary shares, par value HK$1.00, of which 10,000 is issued and outstanding and Uxin Used Car Cayman owns one hundred percent (100%) of the issued and outstanding share capital of UcarShow HK (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of UcarShow HK.  There are no shares of UcarShow HK’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by UcarShow HK, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of UcarShow HK or any other Person).  The corporate particulars of UcarShow HK as set forth in Part II of EXHIBIT C are complete, true and accurate.

(h)           Perfect Harmony.  Immediately prior to the Closing, the authorized share capital of Perfect Harmony is USD$50,000, consisting of 50,000 ordinary shares, par value US$1.00, of which 1 is issued and outstanding and Uxin Limited owns one hundred percent (100%) of the issued and outstanding share capital of Perfect Harmony (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of Perfect Harmony.  There are no shares of Perfect Harmony’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by Perfect Harmony, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of Perfect Harmony or any other Person).  The corporate particulars of Perfect Harmony as set forth in Part II of EXHIBIT C are complete, true and accurate.

(i)            Fairlubo.  Immediately prior to the Closing, the authorized share capital of Fairlubo is US$100,000, consisting of 690,833,334 ordinary shares, par value US$0.0001, 30,000,000 Series A Preferred Shares, par value US$0.0001, 133,333,333 Series A1 Preferred Shares, par value US$ 0.0001, and 145,833,333 Series B Preferred Shares, par value US$ 0.0001, of which 70,000,000 ordinary shares, 30,000,000 Series A Preferred Shares, 133,333,333 Series A1 Preferred Shares and 145,833,333 Series B Preferred Shares are issued and outstanding and Perfect Harmony owns 52.6154% of the issued and outstanding share capital of Farilubo (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of Fairlubo.  There are no shares of Fairlubo’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by Fairlubo, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (not including such rights designated to Perfect Harmony).  The corporate particulars of Fairlubo as set forth in Part II of EXHIBIT C are complete, true and accurate.

(j)            Fengshun Lubao.  Immediately prior to the Closing, the registered capital of Fengshun Lubao is RMB20,000,000, all of which has been contributed in accordance with its articles of association.

(k)           WFOE. Immediately prior to the Closing, the registered capital of the WFOE is US$180,000,000, US$137,500,000 of which has been contributed in accordance with its articles of association.  The HK Company owns one hundred percent (100%) of the registered capital of the WFOE (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of the WFOE.  The corporate particulars of the WFOE as set forth in Part II of EXHIBIT C are complete, true and accurate.

(l)            Kaifeng Financing Lease. Immediately prior to the Closing, the registered capital of Kaifeng Financing Lease is US$58,000,000, US$25,758,975.7 of which has been contributed in accordance with its articles of association.  GloryFin HK owns one hundred percent (100%) of the registered capital of Kaifeng Financing Lease(on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Kaifeng Financing Lease.  The corporate particulars of Kaifeng Financing Lease as set forth in Part II of EXHIBIT C are complete, true and accurate.

(m)          Yougu Shanghai. Immediately prior to the Closing, the registered capital of Yougu Shanghai is US$100,000,000, US$48,000,000 of which has been contributed in accordance with its articles of association.  UcarShow HK owns one hundred percent (100%) of the registered capital of Yougu Shanghai (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Yougu Shanghai.  The corporate particulars of Yougu Shanghai as set forth in Part II of EXHIBIT C are complete, true and accurate.

(n)           Youxin Pengda. Immediately prior to the Closing, the registered capital of Youxin Pengda is RMB100,000, RMB0 of which has been contributed in accordance with its articles of association.  WFOE owns one hundred percent (100%) of the registered capital of Youxin Pengda (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or

Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youxin Pengda.  The corporate particulars of Youxin Pengda as set forth in Part II of EXHIBIT C are complete, true and accurate.

(o)           PRC Domestic Company.  Immediately prior to the Closing, the registered capital of the PRC Domestic Company is RMB8,008,008, all of which has been contributed in accordance with its articles of association.  The contributed registered capital of the PRC Domestic Company has been duly verified by an accountant registered in the PRC, and the verification report has been accepted by the relevant PRC Governmental Authority.  Immediately prior to the Closing, the Founder, Li Bin and Beijing Min Si Lian Hua Investment Management Co., Ltd. (北京敏思联华投资管理有限公司) collectively hold one hundred percent (100%) of the registered capital of the PRC Domestic Company (on a fully diluted basis), which is free and clear of any Encumbrance other than the Encumbrance created under the Restructuring Documents.  Except for the transactions contemplated by the Transaction Agreements and Restructuring Documents, there are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of the PRC Domestic Company.  The corporate particulars of PRC Domestic Company as set forth in Part II of EXHIBIT C are complete, true and accurate.

(p)           PRC Subsidiaries.  Immediately prior to the Closing, the registered capital of Youtu Beijing is RMB200,000, all of which has been contributed in accordance with its articles of association.  Immediately prior to the Closing, the registered capital of Youxinpai Auction is RMB1,000,000, all of which has been contributed in accordance with its articles of association.  Immediately prior to the Closing, the registered capital of Youxinpai Sichuan Auction is RMB2,000,000, all of which has been contributed in accordance with its articles of association. Immediately prior to the Closing, the registered capital of Youxinpai Second Hand Car is RMB500,000, all of which has been contributed in accordance with its articles of association.  Immediately prior to the Closing, the registered capital of Youxin Business is RMB1,500,000, all of which has been contributed in accordance with its articles of association.  Immediately prior to the Closing, the registered capital of Youxin Ruida Assets is RMB2,000,000. Immediately prior to the Closing, the registered capital of Youxin Ruitong Service is RMB2,000,000.  Immediately prior to the Closing, the registered capital of Youxin Pengcheng is RMB2,000,000.  Immediately prior to the Closing, the registered capital of Youxin Yishouche is RMB1,000,000.  Immediately prior to the Closing, the registered capital of Youxin Yilian is RMB1,000,000.  Except for Youxin Ruida Assets, Youxin Ruitong Service, Youxin Pengcheng, Youxin Yishouche and Youxin Yilian, the contributed registered capital of each PRC Subsidiary has been duly verified by an accountant registered in the PRC, and the verification report has been accepted by the relevant PRC Governmental Authority.  Immediately prior to the Closing, the PRC Domestic Company owns one hundred percent

(100%) of the registered capital of each PRC Subsidiary other than Youxinpai Sichuan Auction, Youxin Yilian and Youxin Ruitong Service, Youxinpai Auction owns one hundred percent (100%) of the registered capital of Youxinpai Sichuan Auction, the PRC Domestic Company owns 73% of the registered capital of Youxin Yilian and Youxin Ruida Assets owns one hundred percent (100%) of the registered capital of Youxin Ruitong Service, in each case on a fully diluted basis and free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of any PRC Subsidiary.  The corporate particulars of each PRC Subsidiary as set forth in Part II of EXHIBIT C are complete, true and accurate.

(q)           No Encumbrance.  Except for the transactions contemplated under the Transaction Agreements and the Restructuring Documents, none of the Covenantors or any of their respective Affiliates is a party to any Contracts by which any of them is bound or obligated to acquire, dispose of, transfer or assign or create any Encumbrance on any interest, economic or otherwise, in any equity interests of any Group Company to any Person.  Except for the Transaction Agreements, the Restructuring Documents and the documents related to option issuance under ESOP of the Company (if any) disclosed in Section 2 of the Disclosure Letter, there are no other Contracts between or among the Founder, any Group Company and/or any other shareholder of any Group Company with respect to the ownership or voting or Control of any Group Company.

3.             Subsidiaries; Group Structure. Except as specified in this Section 3 of Part I of EXHIBIT E, and subject to Section 3 of the Disclosure Letter, no Covenantor has any Subsidiary or presently owns or Controls, directly or indirectly, any interest in any other Person (other than the Group Companies).  The corporate structure of the Group Companies as set forth in Part II of EXHIBIT C is complete, true and accurate as of the date of the Closing. Each Group Company as disclosed in Section 3 of the Disclosure Letter is the legal and beneficial owner of all the equity interest as specified in Section 3 of the Disclosure Letter where such Group Company holds minority equity interests in relevant company, in each case free and clear of any Encumbrance.

4.             Due Authorization.  All corporate action on the part of the Group Companies, the Founder Holding Company and, as applicable, their respective officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of the Group Companies and the Founder Holding Company under this Agreement, the Disclosure Letter, the Shareholders Agreement, the Restated Articles, the Management Rights Letter and any other agreements the execution of which is contemplated hereunder or thereunder (together the “Transaction Agreements”) and the Restructuring Documents to which it is a party, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Subscribed Shares being sold under this Agreement and of the Conversion Shares has been taken or will be taken prior to the Closing.  Each of the Covenantors has all requisite power and authority to execute and deliver this Agreement and other

Transaction Agreements and the Restructuring Documents to which it is a party.  Upon execution, each of the Transaction Agreements and the Restructuring Documents to which a Covenantor is a party is a valid and binding obligation of such Covenantor, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

5.             Valid Issuance.

(a)           The Subscribed Shares and the Conversion Shares, when issued, sold and delivered in accordance with the terms of this Agreement will be duly and validly authorised and issued, credited as fully paid, and non-assessable.

(b)           The issued and outstanding share capital of the Group Companies are duly and validly authorized and issued, fully paid and non-assessable (and in case of each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries, its registered capital has been contributed in accordance with its articles of association).  All outstanding shares, options, warrants and other securities of the Company have been issued (and the issuance of Subscribed Shares or Conversion Shares shall be) in full compliance with the requirements of all Applicable Laws, including, to the extent applicable, the registration and prospectus delivery requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), or in compliance with applicable exemptions therefrom, and all other provisions of applicable securities laws and regulations, including, without limitation, anti-fraud provisions, and the Company’s Constitutional Documents at the time of such issuance.

(c)           Neither the Company, nor any of its affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act (“Regulation D”)), nor any Person acting on its or their behalf (i) has made or will make offers or sales of any security, or has solicited or will solicit offers to buy, or otherwise has negotiated or will negotiate in respect of, any security, under circumstances that would require the registration of the Subscribed Shares under the Securities Act; or (ii) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of Subscribed Shares in the United States.

(d)           Neither the Company, nor any of its affiliates (as defined in Rule 405 under the Securities Act) nor any Person acting on its or their behalf has engaged, or will engage, in any “directed selling efforts” (as defined in Regulation S under the Securities Act) with respect to the Subscribed Shares.

(e)           The Company is a “foreign issuer” (as defined in Regulation S under the Securities Act) that reasonably believes that there is no “substantial U.S. market interest” (as defined in Regulation S under the Securities Act) in the shares of the Company or any securities of the same class as the Subscribed Shares.

6.             Financial Statement.

(a)           Prior to the date of the Closing, the Group Companies have delivered to the Investors their unaudited consolidated financial statements and management accounts of the Company (including balance sheet, profit and loss statement, and cash flow statement) as of December 31, 2015 (the “Financial Statement Date”) (collectively, the “Financial Statements”).

(b)           The Financial Statements have been prepared in accordance with PRC GAAP.  Since the Financial Statement Date, none of the Group Companies has changed any of the accounting principles or practices used by it in the past.

(c)           The Financial Statements are accurate and complete and present fairly the financial position of each Group Company as of the respective dates thereof and the results of operations of each Group Company for the periods covered thereby.  In particular, the Financial Statements reflect all debts, liabilities, and obligations of any nature whether due or to become due (including, without limitation, absolute liabilities, accrued liabilities, and contingent liabilities) of the Group Companies as of the Financial Statement Date, and contain all necessary reserves, provisions and accruals in accordance with PRC GAAP.  The Financial Statements present an accurate picture of the net assets, financing and results of operations of the Group Companies taken as a whole in accordance with PRC GAAP as of the Financial Statement Date.

(d)           All transactions conducted by the Group Companies have been duly recorded on their books and in their accounting records to the extent required by PRC GAAP and other applicable local accounting provisions and regulations.  As of the Financial Statement Date, the Group Companies have not incurred, assumed or guaranteed any liabilities or debts of any nature (whether due, fixed, contingent or otherwise) that were not reflected or expressly provisioned against in the Financial Statements.

(e)           Except as set forth in the Financial Statements and in the Disclosure Letter, (i) none of the Group Companies has any liability or obligation, absolute or contingent (individually or in the aggregate), or any indebtedness for borrowed money that it has directly or indirectly created, incurred, assumed or guaranteed, (ii) no Group Company is a guarantor or indemnitor of any liability, obligation or indebtedness of any Person, (iii) none of the Founder, the Founder Holding Company, nor any of their respective Affiliates is a guarantor or indemnitor of any liability, obligation or indebtedness of any Group Company, (iv) none of the Group Companies has made any loan or advance to any Person (other than trade receivables in the ordinary course of business) and (v) none of the Covenantors has pledged or created any Encumbrance over any of its interest in the securities of any Group Company other than the equity pledge created under the Restructuring Documents.

(f)            All of the accounts receivable owing to the Group Companies, including without limitation all accounts receivable set forth in the Financial Statements, constitute valid and enforceable claims and are good and collectible in the ordinary course of business, net of any reserves shown on the Financial Statements (which reserves are adequate and were calculated on a basis consistent with PRC GAAP), and no further goods or services are required to be provided in order to complete the sales and to entitle the Group Companies to collect in full.  There are no contingents or asserted claims, refusals to pay, or other rights of set-off with respect to any accounts receivable of the Group Companies.

7.             Title to Properties and Assets. Each Group Company has good and marketable title to its properties and assets, and none of its properties and assets is subject to any Encumbrance.  There are no material facilities, services, assets or properties shared with any Person other than the Group Company which are used in connection with the business of any Group Company.  With respect to the properties and assets it leases, the lessors under the relevant leases have the legal right to lease such properties, and each Group Company is in compliance with each lease to which it is a party and such Group Company holds valid leasehold interests in such properties and assets.  Each Group Company has filed any and all leases it enters into with the relevant Governmental Authority pursuant to the Applicable Laws.  There exists no pending or threatened condemnation, confiscation, dispute, claim, demand or similar proceeding with respect to, or which might materially and adversely affect, the continued use and enjoyment of properties and assets that any Group Company owns or leases, nor is there any factual or legal basis therefor.  All machinery, vehicles, equipment and other tangible personal property owned or leased by a Group Company are (i) in good condition and repair (reasonable wear and tear excepted) and (ii) not obsolete or in need of renewal or replacement, except for renewal or replacement in the ordinary course of business.

8.             Status of Proprietary Assets.

(a)           Each Group Company (i) has independently developed and owns free and clear of any Encumbrance, or (ii) has sufficient valid and exclusive right and/or license to use, all Proprietary Assets, including Registered Intellectual Property, necessary and appropriate for its business as now conducted and as proposed to be conducted and without any conflict with or infringement of the rights of other Persons.  EXHIBIT K contains a complete list of Proprietary Assets, including all Registered Intellectual Properties, owned, licensed to or used by each Group Company.  Each of the Group Companies has taken all steps it reasonably considers necessary (including registrations with, or applications to register with, the appropriate Governmental Authority) to perfect or protect its actual and alleged Proprietary Assets and such Proprietary Assets are valid and enforceable.

(b)           There are no outstanding options, licenses, Contracts or rights of any kind granted by any Group Company or any other Person relating to any Group Company’s Proprietary Assets, nor is any Group Company bound by or a party to any options, licenses, Contracts or rights of any kind with respect to the Proprietary Assets of any other Person, except, in either case, for standard end-user agreements with respect to commercially readily available intellectual property such as “off the shelf” computer software.

(c)           No Covenantor has received any communications alleging that it has violated or, by conducting its business as proposed, might violate any Proprietary Assets of any other Person, nor is there any reasonable basis therefor.  To the best knowledge of the Covenantors, no other Person is infringing any Proprietary Assets of any Group Company.

(d)           None of the Founder nor any of the current or former officers, employees or consultants of any Group Company (at the time of their employment or engagement by a Group Company) has been or is obligated under any Contract, or subject to any judgment, decree or order of any court or administrative agency, that might interfere with the use of his, her or its best endeavors to promote the interests of such Group Company or that could conflict with the business of such Group Company as proposed to be conducted or that might prevent the Founder, officers, employees or consultants from assigning to such Group Company inventions conceived or reduced to practice in connection with services rendered to such Group Company.  Each of the Founder and the Founder Holding Company has assigned to the Group Companies all Proprietary Assets rights owned by it that are related to the business of the Group Companies currently conducted or proposed to be conducted.  Neither the execution, delivery nor performance of the Transaction Agreements or the Restructuring Documents, nor the carrying on of the business of any Group Company by its employees, nor the conduct of the business of any Group Company as proposed, will, to the best knowledge of the Covenantors, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any Contract under which any of the Founder, officers, employees or consultants is now or was previously obligated.  No government funding, facilities of any educational institution or research center, or funding from third parties has been used in the development of any Proprietary Assets of any Group Company.

(e)           The trademark applications with the application number of 9676439 has been transferred to the PRC Domestic Company.

9.             Material Contracts and Obligations.

(a)           All Contracts, indebtedness, liabilities and other obligations, the term of which has not yet expired and to which a Group Company is a party or by which it is bound, that (i) are material to the conduct and operations of such Group Company’s business and properties (including without limitation the Restructuring Documents), (ii) involve any of the Founder, the Founder Holding Company, officers, consultants, directors, employees, shareholders or Affiliates of such Group Company (other than the labor-related agreements between any of them and any Group Company entered in the ordinary course of business of such Group Company); or (iii) obligate such Group Company to share, license or develop any product or technology (except licenses granted in the ordinary course of business), are disclosed in Section 9of the Disclosure Letter and have been made available for inspection by the Investors and their counsels.  Such Contract, indebtedness, liabilities and obligations are valid and binding, in full force and effect and enforceable against such Group Company in accordance with its terms.  The Group Companies have duly performed all of their obligations under each such Contract, indebtedness, liabilities and obligations.  None of the Group Companies (and to the best knowledge of the Covenantors, no other party thereto) is in default or breach under or amends or proposes to amend or terminates or proposes to terminate any of such

Contract, indebtedness, liabilities and obligations.  No Group Company has received any notice (whether written or not) that it has breached, violated or defaulted under any such Contract, indebtedness, liabilities and obligations or that any other party thereto intends to terminate it.

(b)           Without prejudice to the foregoing, the Restructuring Documents are valid and binding, in full force and effect and enforceable against each party thereto in accordance with its terms, and none of the parties thereto is in default or breach under any of the Restructuring Documents.

(c)           For purposes of this Section 9 of Part I of EXHIBIT E, “material” shall mean (i) having value, cost or amount, or imposing liability or contingent liability on any Group Company, in excess of RMB5,000,000 per annum or in aggregate or that extend for more than one (1) year beyond the date of this Agreement, (ii) not terminable upon thirty (30) days notice without incurring any penalty or obligation, (iii) containing exclusivity, non-competition, or similar clauses that impair, restrict or impose conditions on any Group Company’s right to offer or sell products or services in specified areas, during specified periods, or otherwise, (iv) not entered into in the ordinary course of business, (v) transferring or licensing any Proprietary Assets to or from any Group Company (other than licenses granted in the ordinary course of business or licenses for commercially readily available “off the shelf” computer software), (vi) involving acquisition of assets of or by, or investment in any other Person (other than the Group Companies) (whether through equity investment,  merger or otherwise) by, any Group Company, or any other similar transaction to which any Group Company is a party or by which it may be bound, involving an amount in excess of RMB10,000,000, other than those made in the ordinary course of business, or (vii) an agreement the termination of which might be reasonably likely to have a Material Adverse Effect on any Group Company.

10.          Litigation.  There is no action, suit, proceeding, claim, litigation, arbitration or investigation (the “Action”) pending or currently threatened, against any of the Covenantors, any Covenantor’s activities, properties or assets, or, to the best knowledge of the Covenantors, against any officer, director, employee or shareholder of a Group Company in connection with such officer’s, director’s, employee’s or shareholder’s relationship with, or actions taken for or on behalf of, the Group Company or otherwise.  No Action with respect to any Applicable Law relating to anti-money laundering is taking place or threatened against any Covenantor in any court or Governmental Authority.  To the best knowledge of the Covenantors, there is no factual or legal basis for any such Action.  None of the Covenantors is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority or instrumentality and there is no Action by any Covenantor currently pending or which it intends to initiate. No Government Authority has at any time challenged or questioned in writing the legal right of any Group Company to conduct its business as presently being conducted or proposed to be conducted. No Group Company has received any opinion or memorandum or advice from any legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business as presently being conducted or proposed to be conducted.

11.          Compliance with Laws; Consents and Permits.

(a)           None of the Group Companies is in violation of any Applicable Law (including without limitation Applicable Laws relating to Tax, labor, social or housing security payment, borrowing, foreign exchange control, anti-money laundering, anti-corruption, corporate formation and governance, conduct of business in general, possession of necessary and effective licenses and permits and ownership of assets and properties).  Each Group Company has complied with all Applicable Laws (including without limitation Applicable Laws relating to Tax, labor, social or housing security payment, borrowing, foreign exchange control, anti-money laundering, anti-corruption, corporate formation and governance, conduct of business in general, possession of necessary and effective licenses and permits and ownership of assets and properties) within the relevant jurisdictions.  No Covenantor has received any notice from any Governmental Authority regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any Applicable Law or any governmental order or (ii) any actual, alleged, possible or potential obligation on the part of any Covenantor to undertake, or to bear all or any portion of the cost of, any remedial action of any nature. No Covenantor is under investigation with respect to a violation of any Applicable Law or governmental order.

(b)           All consents, permits, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings by or with any Governmental Authority or any third party (including without limitation any lender, if applicable), which are required to be obtained or made by each Covenantor or any Affiliate or Associate of such Covenantor in connection with the consummation of the transactions contemplated under the Transaction Agreements and the Restructuring Documents shall have been obtained or made prior to and be effective as of the date hereof and will remain effective as of the date of the Closing.  Each Group Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as currently conducted and as proposed to be conducted, which are in full force and effect.  None of the Group Companies is in default under any of such franchise, permit, license or other similar authority.  No Covenantor has received any written notice from any Governmental Authority regarding any actual or possible default or violation of any such franchise, permit, license or other similar authority; and no suspension, cancellation or termination of any such franchise, permit, license or other similar authority is threatened or imminent.

(c)           For purposes of this Agreement, “Government Official” means (i) a governmental official or (ii) an officer, employee or Person acting in an official capacity for or on behalf of a government, Governmental Authority, public international organization, state-owned enterprise, state-controlled enterprise or entities otherwise holding legislative, administrative or judicial office.  Each of the Covenantors, and, to the best knowledge of the Covenantors, all of its directors, officers, shareholders, agents, employees or representatives or any other Persons associated with or acting for or on behalf of the foregoing (each a “Representative”) are in compliance with and have complied with all Applicable Law relating to anti-bribery, anti-corruption, anti-money laundering, recordkeeping and internal controls.  Without limiting the generality of the foregoing, none of the Covenantors, nor, to the best knowledge of the Covenantors, any of its Representatives, has (A) offered to pay, paid, promised to pay, or authorized the payment of any money, or (B) offered to give, given, promised to give, or authorized the giving of anything of value,

(I)            to any Government Official or political party or official thereof or any candidate for political office (or a Person that a Covenantor or a Representative might reasonably expect to deliver such money or gift or portion thereof, directly or indirectly, to a Government Official or political party or official thereof or any candidate for political office) for the purpose of:

(i)            (x) influencing any act or decision of such Government Official or political party or official thereof or any candidate for political office, (y) inducing a Government Official or political party or official thereof or any candidate for political office to do or omit to do any act in violation of the lawful duty of such Government Official or political party or official thereof or any candidate for political office, or (z) securing any improper advantage; or

(ii)           inducing such Government Official or political party or official thereof or any candidate for political office to use his or her or its influence with any Governmental Authority to affect or influence any act or decision of such Governmental Authority, in order to help a Covenantor to obtain, retain business for or with, or direct business to any Covenantor.

(II)          to any other Person with the express intention of achieving the purposes set forth in (i) and /or (ii) above indirectly.

(d)           Neither the Group Companies, nor, to the best knowledge of the Covenantors, any of their respective Subsidiaries, Affiliates, Principals or Representatives, is identified on the Prohibited Lists as subject to prohibitions on financial transactions with United States persons.  Neither the Group Companies, nor, to the best knowledge of the Covenantors, their respective Subsidiaries, Affiliates or Principals has any business relationship with any Restricted Country or with any Person on the Prohibited Lists.

12.          Non-Contravention.  None of the Covenantors is in, nor shall the conduct of its business as currently or proposed to be conducted result in, violation, breach or default of (a) any term of the Constitutional Documents of any Group Company or the Founder Holding Company, or (b) in any material respect any term or provision of any Contract to which such Covenantor is a party or by which it may be bound, including without limitation the Restructuring Documents (the “Covenantor Contracts”) or (c) any provision of any judgment, decree, order or Applicable Law applicable to or binding upon any Covenantor.  None of the activities, Contract, or rights of any Covenantor is ultra vires or unauthorized or in violation of any Applicable Law.  The execution, delivery and performance of and compliance with the Transaction Agreements and the Restructuring Documents, and the consummation of the transactions contemplated hereby or thereby do not and will not result in any such violation, breach or default, or conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under any Constitutional Documents of any Group Company or the Founder Holding Company or any Covenantor Contract, or a violation of any Applicable Law, or an event which results in the creation of any Encumbrance (or any obligation to create any Encumbrance) upon any asset of any Covenantor.

13.          Disclosure.  Each of the Covenantors has provided the Investors with all the information that such Investor has requested for deciding whether to purchase the Subscribed Shares and all information that each of the Covenantors believes is reasonably necessary to enable such Investor to make such decision.  No representation or warranty by the Covenantors in the Transaction Agreements and no information or materials provided by the Covenantors to any Investor in connection with the negotiation, execution, delivery or performance of the Transaction Agreements contains or will contain any untrue statement of fact, or omits or will omit to state any fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading, including without limitation the Financial Statements and any information contained therein.

14.          Registration Rights.  Except as provided in the Transaction Agreements, none of the Covenantors has granted or agreed to grant any Person any registration rights with respect to, nor is any Group Company obliged to list or register, any Group Company’s equity or registered capital on any securities exchange.

15.          Activities Since Financial Statements.  Excepted as provided in Section 15 of the Disclosure Letter, since the date of the Financial Statements, (a) each Group Company has conducted their respective businesses in ordinary course, in substantially the same manner in which they had been previously conducted, and has not taken any actions that might require the consent of any Series A Preferred Shareholder, any Series B Preferred Shareholder, any Series C Preferred Shareholder, any Series D Preferred Shareholder, any Series E Preferred Shareholder, any Series F Preferred Shareholder or any Investor or any director nominated or appointed by such shareholder under any Transaction Agreement, (b) there has not been any event or condition of any character which might have a Material Adverse Effect on any Covenantor, and (c) there has not been any dividend or other distributions declared or made by any Group Company to or for the benefit of its equity holders.

16.          Tax Matters.

(a)           Each of the Group Companies has timely filed all Tax returns and reports as required by Applicable Law.  Such Tax returns and reports were properly prepared in compliance with Applicable Laws and were (and will be) true, accurate and correct.  None of such Tax returns contains a statement that is false or misleading or omits any matter that is required to be included or without which the statement would be false or misleading. There is no pending dispute with, or notice from, any Tax Authority relating to any such Tax returns filed by any Group Company.

(b)           No Group Company has been the subject of any examination or investigation by any Tax Authority relating to the conduct of its business or the payment or withholding of Taxes that has not been resolved or is currently the subject of any examination or investigation by any Tax Authority relating to the conduct of its business or the payment or withholding of Taxes.  No Group Company is responsible for the Taxes of any other Person by reason of contract, successor liability or otherwise.

(c)           All Taxes actually assessed against each of the Group Companies (whether or not shown on any Tax return or report) have been paid on or prior to the due date for such Taxes.  None of Group Companies is currently the beneficiary of an extension of time within which to file any Tax return or report with any applicable Tax Authority.

(d)           There has been no unresolved deficiency for Taxes or social or housing security payments assessed against any of the Group Companies by any Tax Authority and no circumstances exist, to the knowledge of the Covenantors that might reasonably be expected to cause any Group Company to be assessed for a Tax deficiency.

(e)           Each of the Group Companies keeps all of its financial books and accounting records in accordance with PRC GAAP and the Applicable Laws, and none of the Group Company keeps or has kept any financial books or accounting records for any deceitful purpose that is prohibited by the Applicable Laws.

(f)            To the best knowledge of the Covenantors and except as disclosed in Section 16 of the Disclosure Letter, the Group Companies do not have any pending Tax liability in any jurisdiction other than the PRC, including not creating any Tax residency or taxable or permanent establishment in any jurisdiction other than the PRC.

(g)           Except as disclosed in Section 16 of the Disclosure Letter, all related party transactions of the Group Companies (except for transaction between the Group Companies incorporated in the PRC) are conducted on an arm’s length basis in accordance with Applicable Laws.

(h)           To the best knowledge of the Covenantors and except as disclosed in Section 16 of the Disclosure Letter, no Group Company has entered into or been engaged in or been a party to any transaction which is artificial or fictitious or any transaction or series of transactions or scheme or arrangement of which the main or dominant purpose or one of the main or dominant purposes was the avoidance or deferral of or reduction in the liability to Tax of the Group Companies.

(i)            No Group Company is, nor expects to become, a passive foreign investment company or controlled foreign corporation as defined in the United States Internal Revenue Code of 1986, as amended.

(j)            No shareholder of any member of a Group Company, solely by virtue of its status as shareholder of such Group Company, has personal liability under local law for the debts and claims of such Group Company.  There has been no communication from any Tax Authority relating to or affecting the Tax classification of any member of the Group Company.

17.          Interested Party Transactions.

(a)           Except as disclosed in Section 17 of the Disclosure Letter, none of the Covenantors, officer, employee or director of a Group Company or of the Founder Holding Company or any Affiliate or Associate of any such Person has any Contract, understanding, proposed transaction with, or is indebted to, any Group Company, nor is any Group Company indebted (or committed to make loans or extend or guarantee credit) to any of such Persons (other than for accrued salaries, reimbursable expenses or other standard employee benefits) (other than those transactions contemplated in the Transaction Agreements).  None of the Founder and their Affiliates has, may have or may claim to have any claims, obligations or liabilities against any Group Company.

(b)           Neither any officer, employee or director of a Covenantor, nor any Affiliate or Associate of any such Person has any direct or indirect ownership interest in any firm or corporation with which a Covenantor is affiliated or with which a Covenantor has a business relationship, or any firm or corporation that competes with a Group Company.  Neither the Founder nor any of his Affiliate or Associate has any direct or indirect ownership interest in any firm or corporation with which a Group Company is affiliated or with which a Group Company has a business relationship, or any firm or corporation that competes with a Group Company (other than other Group Companies).

(c)           None of the Covenantors nor officer, employee or director of a Covenantor or any Affiliate or Associate of any such Person has had, either directly or indirectly, a material interest in: (i) any Person which purchases from or sells, licenses or furnishes to a Group Company any goods, property, intellectual or other property rights or services; or (ii) any Contract to which another Covenantor is a party or by which it may be bound or affected (other than those Contracts contemplated in the Transaction Agreements).

(d)           All transactions entered or to be entered into by any Group Company shall be for the benefit of the Group Companies.

18.          Employee Matters.  No Group Company is delinquent in payments to any of its employees, consultants, officers or independent contractors for any wages, salaries, commissions, bonuses, or other compensation for any service performed for it or amounts required to be reimbursed to such employees, consultants, officers or independent contractors.  Each Group Company has complied with all applicable employment and labor laws.  Except as set forth in Section 18 of the Disclosure Letter or as required by Applicable Laws, none of the Group Companies has policy, practice, plan, or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.  To the best knowledge of the Covenantors, none of the Group Company’s Key Employees intends to terminate his or her employment with such Group Company, nor does any Group Company have a present intention to terminate the employment of any Key Employee.  None of the Group Companies is a party to or bound by any currently effective incentive plan

(other than the ESOP), profit sharing plan, retirement agreement or other employee compensation agreement.  The name of each ESOP option holder (if any) and the number of Ordinary Shares that such ESOP option holder has purchased or is entitled to purchase are disclosed in Section 18 of the Disclosure Letter.  Each such ESOP option holder (if any) has duly entered into an employee stock option agreement with the Company which has been provided to the Investors for review prior to the date of the Closing.  Each of the Key Employees of the Group Companies has duly executed a non-compete, non-solicitation, confidential information and invention assignment agreement with such Group Company in the form or forms delivered to the counsels for the Investors (the “Confidentiality Agreement”).  The Covenantors have no knowledge that any of the Key Employees are in violation thereof.  Unless disclosed in Section 18 of the Disclosure Letter, neither the Founder nor the Key Employees of any Group Company are involved in any daily business, operation, management and administration of any entity other than the Group Companies.  Each of the Key Employees of the Group Companies and the Founder has devoted his/her full business efforts and time to the Group Companies, and the performance of his/her duties to the Group Companies will not constitute a breach of, or otherwise contravene, the terms of any employment or other agreement or policy to which he/she is a party or is otherwise bound.  Nothing contained in the Confidentiality Agreement or other related agreements will modify the provisions hereof and in the case of any conflict, this provision shall prevail. No Group Company is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, Contract with any labor union, and no labor union has requested or, to the best knowledge of the Covenantors, has sought to represent any of the employees, representatives or agents of any Group Company.  There is no strike or other labor dispute involving any Group Company pending, or to the best knowledge of the Covenantors, threatened, nor is any Covenantor aware of any labor organization activity involving any employee of any Group Company.

19.                               No Other Business.  The Company was formed solely to acquire and hold an equity interest in the HK Company, UcarEase BVI, Uxin Used Car Cayman and Perfect Harmony.  Since its formation, the Company has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT E, has not incurred any liability. UcarEase BVI was formed solely to acquire and hold an equity interest in GloryFin HK. Since its formation, UcarEase BVI has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT E, has not incurred any liability. Uxin Used Car Cayman was formed solely to acquire and hold an equity interest in UcarShow HK.  Since its formation, Uxin Used Car Cayman has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT E, has not incurred any liability. The HK Company was formed solely to acquire and hold an equity interest in the WFOE.  Since its formation, the HK Company has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT E, has not incurred any liability.  GloryFin HK was formed solely to acquire and hold an equity interest in Kaifeng Financing Lease.  Since its formation, GloryFin HK has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT E, has not incurred any liability. UcarShow HK was formed solely to acquire and hold an equity interest in Yougu Shanghai.  Since its formation, UcarShow HK has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT E, has not incurred any liability. The WFOE since established is engaged solely in the WFOE Principal Business and in acquiring and holding equity interest in Youxin Pengda, and has no other activities, Youxin Pengda since established is engaged solely in the Pengda Principal Business and has no other activities, Kaifeng Financing Lease since established is engaged solely in the Kaifeng Principal Business and has no other activities, and each of the PRC Domestic Company and the PRC Subsidiaries since established is engaged solely in the Domestic Principal Business and has no other activities.

20.                               Financial Advisor Fees.  Except as set forth in Section 20 of the Disclosure Letter, there exists no Contract between any Covenantor, or any of their respective Affiliates on one hand, and any investment bank or other financial advisor on the other hand under which any Covenantor, or any of their respective Affiliates may owe any brokerage, placement or other fees relating to the transactions contemplated by this Agreement or by other Transaction Agreements.

21.                               Other Representations and Warranties Relating to the WFOE, Fengshun Lubao, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries.

(a)                                 The Constitutional Documents and certificates and related contracts and agreements of each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries are valid and binding and have been duly approved or issued (as applicable) by and filed with the competent PRC Governmental Authorities.

(b)                                 Except as set forth in Section 21(b) of the Disclosure Letter, all material consents, approvals, authorizations or licenses for the due and proper establishment of, and operation of business by, each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries have been duly obtained from the relevant PRC Governmental Authorities and are in full force and effect.

(c)                                  All material filings and registrations with the PRC Governmental Authorities required in respect of each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries and its respective operations, including but not limited to the registrations with the Ministry of Commerce of the PRC, the State Administration for Industry and Commerce of the PRC, the State Administration for Foreign Exchange of the PRC (the “SAFE”), Tax bureau of the PRC and customs authorities of the PRC have been duly completed in accordance with the relevant PRC Applicable Laws.

(d)                                 Except as set forth in Section 21(d) of the Disclosure Letter, the Founder has fully complied with all legal requirements with respect to his direct or indirect holding of equity interest of the Founder Holding Company and the Ordinary Shares or other securities in the Company (if any), and their indirect holding of the equity interests in UcarEase BVI, Uxin Used Car Cayman, the HK Company, GloryFin HK, UcarShow HK, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda and the WFOE and with respect to the Restructuring Documents on a continuing basis, including but not limited to registering such shareholding with the SAFE, in a timely manner, as required under the Notice on Relevant Issues concerning Foreign Exchange

Administration of Overseas Investment and Financing as well as Inbound Investment through Offshore Special Purpose Companies by Domestic Residents (《国家外汇管理局关于境内居民通过特殊目的公司境外投融资及返程投资外汇管理有关问题的通知》issued by the SAFE on July 4, 2014, (“Circular No. 37”) (and its predecessor rule, the Notice on Relevant Issues concerning Foreign Exchange Administration of Oversea Financing and Roundtrip Investment through Offshore Special Purpose Companies by Domestic Residents (《国家外汇管理局关于境内居民通过境外特殊目的公司融资及返程投资外汇管理有关问题的通知》, “Circular No. 75”) as well as implementation rules promulgated by the SAFE thereunder collectively, the “SAFE Regulations”), and any other applicable requirements imposed by the PRC Governmental Authorities, and obtaining all necessary consents, approvals, permits and registrations in connection therewith.

(e)                                  None of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries is in receipt of any letter or notice from any relevant Governmental Authority notifying revocation of any permits or licenses issued to it for non-compliance or the need for compliance or remedial actions in respect of the activities carried out directly or indirectly by it.

(f)                                   Each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries has been conducting and will conduct its business activities within the permitted scope of business or is otherwise operating its business in compliance with all Applicable Laws in all material aspects and with all requisite or material licenses, permits and approvals granted by the competent PRC Governmental Authorities and/or any other Person.

(g)                                  In respect of approvals, licenses or permits requisite for the conduct of any part of the business of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries which are subject to periodic renewal or examination, none of the Covenantors has any reason to believe that such requisite renewals will not be timely granted, or examinations passed, by the relevant PRC Governmental Authorities and/or any other Person.

(h)                                 Each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries has passed its annual inspection by, or submitted annual reports to, the relevant Governmental Authorities for its operation in its last three years (where applicable), and the competent administration for industry and commerce of the PRC has affixed an annual inspection chop on its business license, where applicable.

(i)                                     Except as set forth in Section21(i) of the Disclosure Letter, with regard to employment and staff or labor management, each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries has complied with all PRC Applicable Laws in all material aspects, including without limitation, laws and regulations pertaining to social insurance, medical insurance, retirement insurance, maternity insurance, work-related injury insurance, non-employment insurance and housing fund.

(j)                                    Each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries has registered each of its offices, which are providing the services to its clients and locating at the address other than its registered address, as the branch with the competent administration for industry and commerce of the PRC.

(k)                                 Each branch of the WFOE has already obtained the following certificates for its valid existence:

(i)                                     Organization Code Certificate; and

(ii)                                  State and Local Tax Certificate.

(l)                                     Each branch of Kaifeng Financing Lease has already obtained the following certificates for its valid existence:

(i)                                     Organization Code Certificate; and

(ii)                                  State and Local Tax Certificate.

(m)                             Youxinpai Auction has completed its social insurance registration and housing fund registration and obtained the Social Insurance Registration Certificate.

(n)                                 The WFOE has completed all the necessary amendment registration in relation to its registered address in order to reflect its new domicile at Room 2507, Floor 21, Building No. 10, Compound No. 93, Jianguo Road, Chaoyang District, Beijing (北京市朝阳区建国路93号院10号楼21层2507).

(o)                                 The PRC Domestic Company has completed all necessary amendment registration in relation to its registered address in order to reflect its new domicile at Room 2106-A030, No. 9, North 4th Ring West Road, Haidian District, Beijing (北京市海淀区北四环西路9号2106-A030).

(p)                                 Youtu Beijing has completed all necessary amendment registration in relation to its registered address in order to reflect its new domicile at Room 323702, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323702室).

22.                               Environmental Matters

(a)                                 Each Group Company is not required to obtain any permits, licenses or other approval (collectively, “Environmental Licenses”) required by or in relation to and has complied with all applicable environmental laws of the relevant jurisdictions.

(b)                                 No Group Company has used, disposed of, generated, stored, processed, transported, dumped, released, deposited, buried or emitted any dangerous substance at, on, from, to or under any of its assets or at, on, from, to or under any other property which is in breach of any applicable environmental laws of any jurisdictions.

23.                               Minute Books.  The internal records of each Group Company contain a complete summary of all material meetings and actions taken by directors and equity interest holders of such Group Company since its time of formation, and reflect all transactions referred to in such minutes accurately in all material respects.

24.                               Insurance.  Each Group Company’s insurance policies currently in effect have been disclosure in Section 24 of the Disclosure Letter.  Each of the Group Companies maintains insurance which meets the relevant legal requirement in accordance with the Applicable Laws.  None of the Group Companies has done or omitted to do or suffered anything to be done or not to be done other than any acts in the ordinary course of business which has or might render any policies of insurance taken out by it or by any other Person in relation to any of such Group Company’s assets void or voidable or which might result in an increase in the rate of premiums on the said policies and there are no claims outstanding and, to the Covenantors’ best knowledge, no circumstances which might give rise to any claim under any of such policies of insurance.  None of the Covenantors has received notice that any insurer under any such policy is denying liability with respect to a claim or defending under a reservation of rights clause.  All such policies are legal, valid, binding and enforceable, and are in full force and effect and have not been cancelled.  All premiums on such policies have been paid in full when due and the policies are not subject to cancellation.  None of the Group Companies is in breach or default of any policy.  There are no claims that have not been reimbursed to any Group Company.

25.                               No Immunity.  Each of the Covenantors is generally subject to civil and commercial law with respect to its obligations under each of the Transaction Agreements and the Restructuring Documents to which it is a party; the execution, delivery and performance of the Transaction Agreements and the Restructuring Documents by it constitutes private and commercial acts and neither it nor any of its assets enjoy any right of immunity from set-off, suit or execution in respect of its obligations under each of the Transaction Agreements and the Restructuring Documents to which it is a party.

Part II

REPRESENTATIONS AND WARRANTIES OF FOUNDER

1.                                      The Founder is not declared nor deemed bankrupt or insolvent in any applicable bankruptcy or insolvency proceedings.

2.                                      The Founder is not, for any reason, in violation of any fiduciary or confidential relationship with any Group Companies.

3.                                      The Founder has not been (i) subject to voluntary or involuntary petition under any applicable bankruptcy laws or any applicable insolvency law or the appointment of a manager, receiver, or similar officer by a court for his business or property; (ii) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offences); (iii) subject to any order, judgment, or decree of any court of competent jurisdiction permanently or temporarily enjoining him from engaging, or otherwise imposing limits or conditions on his engagement in any securities, investment advisory, banking, insurance, or other type of business or acting as an officer or director of a public company; or (iv) found by a court of competent jurisdiction in a civil action or by any Governmental Authority to have violated any securities, commodities or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

4.                                      The Founder is of full age and of sound mind and has full capacity to enter into and perform his obligations under this Agreement and other Transaction Agreements to which he is a party.

5.                                      The Founder is not subject to any Contracts or any other obligations which prohibit or restrict the Founder’s investment or involvement in any Group Company or the Founder Holding Company.

6.                                      Prior to the signing of this Agreement, the Founder has been advised by the Investors:

(a)                                 that he has the choice not to proceed with the transaction in connection with this Agreement and other Transaction Agreements to which he is a party;

(b)                                 to seek independent legal advice in relation to his obligations and liabilities under this Agreement and other Transaction Agreements to which he is a party;

(c)                                  to obtain the financial information of the other Covenantors and engage his own financial advisers to advise him on such financial information before signing this Agreement and other Transaction Agreements to which he is a party; and

(d)                                 that he has been provided with a copy of each of the Transaction Agreements.

7.                                      The Founder has obtained independent legal advice and fully understands the nature and extent of his obligations and liabilities under this Agreement and other

Transaction Agreements to which he is a party and has acted independently and free from any undue influence of any Person.

EXHIBIT F

REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR

1.                                      Due Organization.  Such Investor is duly organized, validly existing and in good standing (or equivalent status in the relevant jurisdiction) under, and by virtue of, the laws of the place of its incorporation or establishment.

2.                                      Authorization. Such Investor has all requisite power, authority and capacity to enter into the Transaction Agreements to which it is a party, and to perform its obligations hereunder and thereunder.  Each Transaction Agreement to which it is a party has been duly authorized, executed and delivered by such Investor.  Each Transaction Agreement to which it is a party, when executed and delivered by such Investor, will constitute valid and legally binding obligations of such Investor, enforceable against it in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) the effect of rules of law governing the availability of equitable remedies.

EXHIBIT G

Part I

COVENANTS OF COVENANTORS

1.                                      Conversion.  The Company covenants to at all times reserve sufficient Ordinary Shares or, if the reservation is insufficient, the Covenantors shall take all actions necessary to authorize such additional Ordinary Shares, for issuance upon conversion of all Series A-1 Preferred Shares under the Transaction Agreements.

2.                                      Use of the Series A-1 Subscription Price. Unless otherwise approved by the Investors, the Series A-1 Subscription Price shall be exclusively used to fund the Repurchase, the development and operation of the Group Companies’ business and other general business activities in the WFOE Principal Business, Pengda Principal Business, Kaifeng Principal Business, Yougu Principal Business or in the Domestic Principal Business in accordance with the budget and business plan as approved in accordance with the terms and provisions of the Transaction Agreements.

3.                                      Business of the Company.  Unless otherwise approved by the Investors, the business of the Company shall be restricted to the holding, management and disposition of an equity interest in the HK Company, UcarEase BVI, Perfect Harmony and Uxin Used Car Cayman.

4.                                      Business of UcarEase BVI. Unless otherwise approved by the Investors, the business of UcarEase BVI shall be restricted to the holding, management and disposition of the equity interest in GloryFin HK.

5.                                      Business of Uxin Used Car Cayman. Unless otherwise approved by the Investors, the business of the Uxin Used Car Cayman shall be restricted to the holding, management and disposition of the equity interest in UcarShow HK.

6.                                      Business of the HK Company. Unless otherwise approved by the Investors, the business of the HK Company shall be restricted to the holding, management and disposition of the equity interest in the WFOE.

7.                                      Business of GloryFin HK. Unless otherwise approved by the Investors, the business of GloryFin HK shall be restricted to the holding, management and disposition of the equity interest in Kaifeng Financing Lease.

8.                                      Business of UcarShow HK. Unless otherwise approved by the Investors, the business of UcarShow HK shall be restricted to the holding, management and disposition of the equity interest in Yougu Shanghai.

9.                                      Business of Perfect Harmony. Unless otherwise approved by the Investors, the business of Perfect Harmony shall be restricted to the holding, management and disposition of the equity interest in Fairlubo.

10.                               Business of Fairlubo. Unless otherwise approved by the Investors, the business of Fairlubo shall be restricted to the holding, management and disposition of the equity interest in Fairlubo Auction HK Company Limited.

11.                               Business of Fengshun Lubao. Unless otherwise approved by the Investors, the business of Fengshun Lubao shall be restricted to the Fengshun Lubao Principal Business, and the holding, management and disposition of the equity interest in its Subsidiaries.

12.                               Business of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries.  Unless otherwise approved by the Investors, the business of the WFOE shall be restricted to the WFOE Principal Business, and the holding, management and disposition of the equity interest in Youxin Pengda, the business of Youxin Pengda shall be restricted to the Pengda Principal Business, the business of Kaifeng Financing Lease shall be restricted to the Kaifeng Principal Business, the business of Yougu Shanghai shall be restricted to the Yougu Principal Business, and the business of each of the PRC Domestic Company and the PRC Subsidiaries shall be restricted to the Domestic Principal Business.

13.                               The Covenantors shall procure that all corporate actions of any Group Company shall not be in violation of the Shareholders Agreement, the Restated Articles, other Transaction Agreements and the Restructuring Documents.

14.                               Confidentiality Agreement.  The Covenantors shall cause all of the respective current and future key employees, directors (other than any director nominated or appointed by any Series A Preferred Shareholder, Series B Preferred Shareholder, Series C Preferred Shareholder, Series D Preferred Shareholder, Series E Preferred Shareholder, or Series F Preferred Shareholder), officers and consultants of any Group Company and the Founder to enter into each applicable Group Company’s standard form Confidentiality Agreement in form and substance satisfactory to the Investors.

15.                               Additional Covenants.  Except as required by this Agreement or for the purpose to complete the Repurchase, no resolution of the directors, owners, or shareholders of any of the Group Companies shall be passed, nor shall any Contract be entered into, in each case, prior to the Closing without the prior written consent of the Investors, except that each of the Group Companies may carry on its respective business in the same manner as heretofore and may pass resolutions and enter into Contracts for so long as they are effected in the ordinary course of business.

16.                               Conduct of Business.  Between the date hereof and the date of the Closing, each Group Company shall conduct its respective business in the ordinary course, unless otherwise contemplated by the Transaction Agreements or for the purpose to complete the Repurchase.

17.                               Notice of Changes.  Between the date hereof and the date of the Closing, if any of the Covenantors becomes aware of any fact or event that might cause the representations and warranties of the Covenantors set forth in Part I of EXHIBIT E or representations and warranties of the Founder set forth in Part II of EXHIBIT E to (a) fail to be true and correct, or (b) be misleading, such Covenantor shall give immediate written notice thereof to each Investor in which event such Investor may at any time after receiving such notice terminate the rights and obligations between the Covenantors, on one hand, and such Investor, on the other hand, under this Agreement by written notice without any penalty whatsoever and without prejudice to any rights that such Investor may have under this Agreement, any Transaction Agreement or Applicable Law.

18.                               Further Assurance.  Each of the Covenantors shall jointly and severally (a) cooperate with the Investors to provide all due diligence requested by any Investor; (b) take all necessary or appropriate corporate and other actions to consummate the transactions contemplated by this Agreement and by other Transaction Agreements, including the satisfaction of the closing conditions set forth in any Transaction Agreement; and (c) do and perform, or cause to be done and performed, all such further acts, and execute and deliver all such other agreements, certificates, instruments and documents required to give effect to the terms and intent of this Agreement and other Transaction Agreements.

19.                               Compliance.

(a)                                 Each of the Covenantors shall at all times ensure that all activities of the Group Companies and the transactions contemplated under any Transaction Agreement (including without limitation the issuance of Subscribed Shares) shall be in compliance with all Applicable Laws (including without limitation the Applicable Laws relating to financing, Tax, labor (including non-domestic employees), information services, intellectual property, social or housing security payment, borrowing, foreign exchange control, anti-money laundering, corporate formation and governance and conduct of business in general, possession of necessary and effective licenses and permits and ownership of assets and properties), except for any non-compliance that would not have any Material Adverse Effect on any Covenantor.  Each of the Covenantors shall also at all times comply with any applicable laws in relation to anti-corruption.

(b)                                 Each of the Covenantors shall at all times ensure that all Group Companies shall maintain valid, and in full force and effect, any and all licenses and permits, except for those the lack of which would not have any Material Adverse Effect on any Covenantor.  Without limiting the generality of the foregoing, each of Youxinpai Auction, PRC Domestic Company, Kaifeng Financing Lease, Fengshun Lubao and Youxinpai Sichuan Auction shall (and the Covenantors shall procure each of Youxinpai Auction, PRC Domestic Company, Kaifeng Financing Lease, Fengshun Lubao and Youxinpai Sichuan Auction to) at all times maintain valid, and in full force and effect, any and all licenses and permits that are necessary for the operation and auction business of it in accordance with the PRC Applicable Laws (including without limitation Approval Certificate on Auction Operation (拍卖经营批准证书)).

(c)                                  Each of the Covenantors undertakes that he or it shall not, and each of them shall not cause or permit any other Covenantor, or any of its director, officer, shareholder, agent, employee, representative or any other Person associated with or acting for or on behalf of the foregoing to, offer, pay, promise to pay, or authorize the payment of any money, or offer, give, promise to give, or authorize the giving of any gift, to any Government Official, political party or official thereof or any candidate for political office (or to any Person that any of the Covenantors might reasonably expect to deliver such money or gift to a Government Official, political party or official thereof or any candidate for political office) for the purposes as specified in Section 11(c)(i) or Section 11(c)(ii) of Part I of EXHIBIT E.  The Covenantors shall immediately notify the Investors of any action that may constitute a violation of this Section 19 of Part I of EXHIBIT G.  The Covenantors further undertake that it shall and shall cause each of its Subsidiaries and Affiliates to  maintain systems of internal controls, to the Investors’ satisfaction, (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with any applicable anti-bribery or anti-corruption law.

(d)                                 Each of the Group Companies shall keep all of its financial books and accounting records in accordance with PRC GAAP and the Applicable Laws, and none of the Group Company shall keep any financial books or accounting records for any deceitful purpose that is prohibited by the Applicable Laws.

(e)                                  So long as any Investor directly or indirectly owns or holds any interest in any Group Company, neither the Group Companies, nor their respective Subsidiaries, Affiliates or Principals, will become identified as Persons on the Prohibited Lists or have any business relationship with any Restricted Country or with any Person on the Prohibited Lists.  Without prejudice to any rights that any Investor may have under this Agreement, any Transaction Agreement or Applicable Law, in the event this condition is breached, the Covenantors will, and will procure other Covenantors to, immediately take whatever action such Investor deems necessary to redress the breach.

(f)                                   Each Investor shall have the right, upon request given with reasonable notice, to obtain from any Covenantor information regarding the Group Companies’ sales, marketing, Affiliates, Subsidiaries, principals and investors to the extent as provided under Section 2.1 of the Shareholders Agreement.

(g)                                  Youxinpai Auction shall, and the other Covenantors shall cause Youxinpai Auction to, employ auctioneers and auction practitioners in accordance with the requirements of Applicable Laws, and maintain its Approval Certificate for Auction Operation (拍卖经营批准证书) in full force and effect.

20.                               Interested Party Transactions.  All transactions entered or to be entered into by any Group Company shall be for the benefit of the Group Companies.  None of Contracts, transactions, activities, interests, acts and things as described in Section 17 of Part I of EXHIBIT E shall be entered into, performed, incurred or committed, unless it is approved pursuant to the Shareholders Agreement and the Restated Articles. Without prejudice to the foregoing, if any Covenantor contemplates to enter into any transaction, activities, Contracts, interest, acts and things as described in Section 17 of Part I of EXHIBIT E, the interested Covenantors and/or the interested director nominated by the Covenantors shall make full disclosure to the meeting of shareholders and/or the Board (as the case may be) with respect to the interested nature of such transaction.

21.                               Non-Compete Covenants.  The Founder shall not, and shall procure none of his  Affiliate or Associate will, directly or indirectly, either by himself or in conjunction with or through any other Person:

(a)                                 during the Relevant Period and for a period of two (2) years after the Relevant Period (collectively “Restriction Period”), participate, assist, advise, consult, be concerned with, engaged or interested in, any business or Person in any manner, which is in competition with the business carried on by any Group Company at any time during the Restriction Period;

(b)                                 during the Restriction Period, solicit in any manner any Person who is or has been during the Restriction Period a customer or client of any Group Company for the purpose of offering to such Person any goods or services similar to or competing with any of the businesses conducted by any Group Company at any time during the Restriction Period;

(c)                                  during the Restriction Period, solicit or entice away, or endeavour to solicit or entice away, any Person who is employed or contracted by or works for any Group Company at any time within six (6) months preceding the date of such solicitation; or

(d)                                 at any time disclose to any Person, or use for any purpose (except for the ordinary business of the Group Companies), any information concerning the business, accounts, finance, transactions or Proprietary Assets rights of any Group Company or any trade secrets or confidential information of or relating to any of the Group Companies.

Each undertaking in paragraphs (a), (b), (c), and (d) of this Section 21 of Part I of EXHIBIT G shall be treated as independent of the other undertakings so that, if any of them is held to be invalid or unenforceable for any reason, the remaining undertakings shall be valid to the extent that they are not affected.

The Founder hereby expressly acknowledges and declares that he has duly considered the undertakings set out in this Section 21 of Part I of EXHIBIT G and considers that they are reasonable in the circumstances and warrants and undertakes to the Investors that he shall not challenge or query the validity and enforceability of these undertakings.

For the purposes of this Section 21 of Part I of EXHIBIT G, “Relevant Period” means, in relation to the Founder, the Founder Holding Company or any Affiliate or Associate of the foregoing, the period during which the Founder, the Founder Holding Company or such Affiliate or Associate is a shareholder, director, employee and/or has any direct or indirect interest (legal or beneficial) in the capital of any of the Group Companies.

22.                               Equity Transfer.  Unless with the written approval of the Preferred Majority Holders (as defined in the Shareholders Agreement) and notwithstanding other provisions of the Transaction Agreements, before a Qualified IPO (as defined in the Restated Articles), none of the Founder, the Founder Holding Company, nor other holders of Ordinary Shares shall directly or indirectly transfer or dispose of any of his or its equity interest in any Group Company or in the Founder Holding Company, nor shall they grant an Encumbrance over such equity interest or enter into any Contract in respect of the votes attached to such equity interest, to any other Person.

23.                               SAFE Registration.  The Founder shall, and the Covenantors shall procure any other Person deemed as “Domestic Resident” under the Circular No. 37 to, fully comply with all legal requirements (including any filing or registration requirements) with respect to his direct or indirect holding of equity interest of the Founder Holding Company and the Ordinary Shares or other securities in the Company (if any), and with respect to the transaction contemplated hereunder, and with respect to the Restructuring Documents on a continuing basis, including but not limited to registering such shareholding with the SAFE, in a timely manner, as required under the Circular No. 37 if it is applicable, and any other applicable requirements imposed by the PRC Governmental Authorities, and obtaining all necessary consents, approvals, permits and registrations in connection therewith.

The Covenantors shall use their best endeavours to ensure Mr. Xing Zhanming, the shareholder of Fengshun Lubao, shall comply with all material requirements under the

Circular No. 37 with respect to his direct or indirect holding of equity interest in Fairlubo.

24.                               Fulfillment of Closing Conditions. Each of the Covenantors shall use its best endeavors to fulfill each of the closing conditions set forth in this Agreement and other Transaction Agreements, including without limitation Section 6.1 hereof.

25.                               Registration Rights.  Upon request of any Investor, each Covenantor shall procure any Group Company that plans to have public offering to grant such Investor rights to register with the United States Securities and Exchange Commission up to all securities of such company held by such Investor (including without limitation three (3) demand registration rights and unlimited “piggyback” and unlimited Form S-3 or Form F-3 (or any successor registration form under the Securities Act) registration rights) (to the satisfaction of such Investor) or equivalent or analogous rights with respect to any other offering of any Group Company’s securities in any other jurisdiction in which such Group Company undertakes to publicly offer or list such securities for trading on a recognized securities exchange, as specifically provided in the Shareholders Agreement.

26.                               Transfer of Proprietary Assets.  Subject to the requirements under Applicable Laws for the operation of PRC Domestic Company and the PRC Subsidiaries, unless otherwise approved by the Investors, the Covenantors shall (a) as soon as practicable after the date of the Closing, transfer such technologies, technical platforms and Proprietary Assets of the PRC Domestic Company and the PRC Subsidiaries, including without limitation the Proprietary Assets listed in EXHIBIT K, and/or (b) immediately after such Proprietary Assets of the PRC Domestic Company or any PRC Subsidiary being registered, filed with or recorded by any Governmental Authority, transfer such registered Proprietary Assets, to the WFOE as determined by the Investors as necessary for the operation of the WFOE at no consideration, free from any Encumbrance and in accordance with Applicable Laws, to the satisfaction of the Investors.  Unless otherwise approved by the Investors, to the maximum extent permitted by the Applicable Laws, any future Proprietary Assets as necessary for the operation of any Group Company shall be owned and held in the WFOE’s name and any future business Contract shall be entered into by the WFOE.  The WFOE shall be primarily responsible for the research and development of technology related to the Group Companies’ business.

27.                               Restructuring Documents.  Each Covenantor shall procure (and to the satisfaction of the Investors) that each Restructuring Document is valid and binding, in full force and effect and enforceable in accordance with its terms.  Each of the Covenantors undertakes that to the extent that any of the Restructuring Documents is or becomes unenforceable or invalid, the Covenantors shall make an alternative arrangements so as to maintain the economic interests of the shareholders of the Company and consolidate the financial results of the Group Companies (including without limitation the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries) into the Company’s financial statements.

28.                               Equity Compensation.  The Covenantors shall not directly or indirectly issue any Ordinary Share, share option or any other form of equity of any Group Company to officers, directors, employees or consultants, except in accordance with the ESOP or other employee equity compensation plans as approved in accordance with the terms and provisions of the Transaction Agreements.  The Covenantors agree that the number of Ordinary Shares issued and issuable under the ESOP (i.e., 6,500,000 Ordinary Shares immediately following the Closing) shall only be changed in accordance with the terms and provisions of the Transaction Agreements.  The Covenantors shall use their best endeavours to obtain (or cause other relevant Group Companies to obtain) all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary to adopt the ESOP in compliance with the PRC Applicable Laws, and will cooperate fully with the Investors in promptly seeking to obtain all such authorizations, consents, orders and approvals.

29.                               Filing of Restated Articles.  The Company shall and the other Covenantors shall cause the Company to file the Restated Articles with the Registrar of Companies of Cayman Islands within five (5) Business Days after the Closing.

30.                               Second-hand Car Dealing Business.  The Covenantors shall make commercially reasonable efforts to avoid being recognized by the relevant PRC Governmental Authority as conducting second-hand car dealing businesses (二手车经销业务);

31.                               Setting Up Branches.  Each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries shall register each of its offices, which are providing or will provide the services to its clients and locating at the address other than its registered address, as the branch with the competent administration for industry and commerce of the PRC in compliance with Applicable Laws.

32.                               Registration.  Each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries (including its respective branches) shall complete all necessary filings and registrations (including updating their respective business scopes) with the PRC Governmental Authorities in accordance with the Applicable Laws.

33.                               Filing of Lease Agreement.  As soon as practicable after the Closing, each Group Company shall duly file with the relevant Governmental Authorities pursuant to the Applicable Laws any and all leases it enters into and provide with the Investors the evidence of such filing (to the satisfaction of the Investors).

34.                               Proceedings and Documents.  Originals or certified true copies of all documents and instruments specified under Section 3 of EXHIBIT H shall be delivered to the Investors within fifteen (15) days after the date of the Closing.

35.                               No Repeated Auction for the Same Car. Following the Closing, each relevant Group Company shall, and the other Covenantors shall cause such Group Company to, take commercially reasonable actions to further regulate its auction service system to avoid repeated auction for the same car.

36.                               Settlement of Indebtedness Resulting from Foreign Exchange Conversion. Upon any Investor’s written request to the Company, each Group Company shall, and the other Covenantors shall cause each Group Company to, settle the indebtedness between such Group Company and any other Person resulting from the arrangements whereby such other Person borrows loans in US$ or other foreign currencies from those Group Companies incorporated outside of the PRC while providing RMB loans to those Group Companies incorporated within the PRC, as soon as practicable but no later than six (6)

months prior to the Qualified IPO (as defined in the Restated Articles) or within such longer time period as determined by the Board.

37.                               Subscription Price.  Except for the use of Series A-1 Subscription Price in relation of the Repurchase and unless the Board has otherwise decided to use any portion of the Series A-1 Subscription Price outside the PRC, the Covenantors shall procure that the Series A-1 Subscription Price shall be remitted back to the PRC to increase the registered capital of the WFOE, Kaifeng Financing Lease and/or other similar wholly foreign invested subsidiary of the Company in accordance with Applicable Laws, as soon as practicable but no later than twenty four (24) months following the Closing (unless otherwise extended by the Board).

38.                               Exit by Li Bin from the PRC Domestic Company.  After the Closing, the Covenantors shall procure Li Bin to complete transfer of all of his equity interests in the PRC Domestic Company to the Person designated by the Founder, as soon as practicable but no later than eighteen (18) months following the Closing or within such longer time period as agreed by the Company and the Investors.

The Covenantors shall ensure the PRC Domestic Company to obtain from Beijing Communications Administration an approval with respect to the change in its shareholding structure as a result of the above mentioned equity transfer, as soon as practicable but no later than six (6) months following such equity transfer are registered at the competent administration for industry and commerce of the PRC, and in compliance with the requirements of the relevant Governmental Authority(ies).

As soon as practicable but no later than one (1) month from the date when the above mentioned equity transfer is registered with the competent administration for industry and commerce of the PRC, the Covenantors shall, and shall also procure all the relevant shareholders of the PRC Domestic Company at that time to, make necessary amendments to the Restructuring Documents to reflect such equity transfer, which amendment shall be in form and substance satisfactory to the Investors.  The Covenantors shall, and shall also procure all the other shareholders of the Company to, approve such amendments in accordance with the Transaction Agreements.

39.                               Completion of Registrations and Recordings by Certain Group Companies.

The applicable Group Company shall, and the other Covenantors shall procure such Group Company to, complete the following registrations or recordings:

(a)                                 the WFOE to update its Tax Registration Certificate to reflect its latest registered capital as soon as practicable but no later than twelve (12) months following the Closing or such longer time period as agreed by the Investors;

(b)                                 the PRC Domestic Company to update its Tax Registration Certificate to reflect its latest business scope and registered capital as soon as practicable but no later than twelve (12) months following the Closing or such longer time period as agreed by the Investors;

(c)                                  Kaifeng Financing Lease and each branch of Kaifeng Financing Lease to conduct social insurance registration and housing fund contribution registration as soon as practicable following the Closing; and

The Covenantors shall procure the applicable Group Company to promptly, but no later than five (5) Business Days after completing the applicable registration or recording, provide the Investors with evidence (satisfactory to the Investors) with regard to such registration or recording.

40.                               Fengshun Lubao.

The applicable Group Company shall, and the other Covenantors shall procure such Group Company to, complete the following:

(a)                                 the WFOE shall transfer 70% of the equity interest in Fengshun Lubao to a wholly domestic-funded Group Company as soon as practicable but no later than twelve (12) months following the Closing (the “Fengshun Lubao Transfer”);

(b)                                 the Fengshun Lubao Restructuring Documents shall be amended as soon as practicable following the Fengshun Lubao Transfer to reflect such Fengshun Lubao Transfer;

(c)                                  Fengshun Lubao shall complete the registrations of the share pledge under the Fengshun Lubao Restructuring Documents with the relevant administration of industry and commerce after the amendment provided in item (b) above; and

(d)                                 to the extent permitted by Applicable Laws, once Lubao WFOE is permitted to operate the value added telecommunication business conducted by Fengshun Lubao and its Subsidiaries under Applicable Laws in the PRC and is also able to obtain the relevant necessary license and permits with commercially reasonable efforts in the practice (nationally or locally, as the case may be), the Board of the Company shall discuss the possibility, timing and manner considering the region, business, financial and legal effect on the Group Companies and decide whether to transfer the relevant business, assets and personnel to Lubao WFOE if necessary and to the extent practicable.

Part II

COVENANTS OF THE INVESTORS

No Investment in Direct Competitor.  Notwithstanding anything to the contrary contained herein or contained in other Transaction Agreements, without the prior written consent of the Founder, each Investor shall not, and shall procure its Related Entities not to, on or after the date of this Agreement, make any direct equity investment in any Person (each, a “Direct Competitor”) that owns, operates or Controls the website located at www.cheyipai.com/ under the trade name “Che Yi Pai (车易拍)”, or the website located at www.carsing.com.cn under the trade name of Kai Xin (开新), or the website located at www.souche.com under the trade name of Da Sou Che (大搜车), or the website located at www.renrenche.com under the trade name of Ren Ren Che (人人车).  For the purpose of this Part II of EXHIBIT G, “Related Entities” shall mean any investment fund that Controls such Investor and any other investment fund (or a Subsidiary of any such investment fund) currently managed by the same manager of such Investor (or, if such Investor is a Subsidiary of an investment fund, the same manager of the investment fund of which such Investor is a Subsidiary), provided that none of the portfolio companies of any such private equity investment funds shall be deemed as a Related Entity.

The obligations in this Part II of Exhibit G shall terminate upon the earlier of (i) the consummation of the listing or trading of any equity securities of such Direct Competitor or its Affiliates on any securities exchange in case of such Direct Competitor, and (ii) when all the other holders of Preferred Shares are fully released from the similar restrictions in relation to non-investment in these Direct Competitors.

EXHIBIT H

CONDITIONS TO EACH INVESTOR’S OBLIGATIONS AT CLOSING

1.                                      Representations and Warranties. The representations and warranties made by the Covenantors and the Founder in Part I and Part II of EXHIBIT E hereof shall be true and correct and complete in all respects, as of the date hereof and as of the date of the Closing, with the same force and effect as if they were made on and as of such date.

2.                                      Performance of Obligations.  Each of the Covenantors shall have performed and complied with all agreements, obligations and conditions contained in the Transaction Agreements that are required to be performed or complied with by it on or before the Closing.  The Company shall have delivered each of the items that are required to be delivered by it under Section 3 of this Agreement.

3.                                      Proceedings and Documents.  All corporate proceedings of the Company in connection with the transactions contemplated under this Agreement and other Transaction Agreements and all documents and instruments incident to such transactions shall be completed and satisfactory in substance and form to such Investor, and such Investor shall have received all such copies of such documents as they may reasonably request.

4.                                      No Material Adverse Effect.  Since the date of the Financial Statements, no Group Company has suffered a Material Adverse Effect.

5.                                      Compliance Certificate.  Each of the Covenantors shall deliver to such Investor a certificate, dated the date of the Closing, signed by the chief executive officer or director of each of the Founder Holding Company, the Company, UcarEase BVI, Uxin Used Car Cayman, the HK Company, GloryFin HK and UcarShow HK, Perfect Harmony, Fairlubo, the legal representative of each of the WFOE, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, Fengshun Lubao, the PRC Domestic Company and the PRC Subsidiaries and the Founder, certifying that closing conditions set forth in this EXHIBIT H have been fulfilled.

6.                                      Approvals, Consents and Waivers. Each Covenantor shall have obtained all approvals, consents and waivers necessary for consummation of the transactions contemplated by this Agreement and the Transaction Agreements which shall remain effective as of the date of Closing, including, but not limited to, (a) all permits, authorizations, approvals or consents of, notice to or registration with any Governmental Authority or regulatory body or other Person in relation to transactions contemplated under or as required by this Agreement and the Transaction Agreements (including, but not limited to, the Restructuring Documents), and (b) the waiver by all shareholders of the Company of any anti-dilution rights, rights of first refusal, co-sale right, preemptive rights and all similar rights in connection with the issuance of the Subscribed Shares at the Closing.

7.                                      No Order.  No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Applicable Law that has the effect of making any of the transactions contemplated by this Agreement and other Transaction Agreements (including but not limited to the Restructuring Documents) illegal or otherwise restraining or prohibiting any of the items above mentioned.

8.                                      Securities Exemptions. The offer and sale of the relevant Subscribed Shares to such Investor pursuant to this Agreement shall be exempt from the registration and/or qualification requirements of all applicable securities laws.

9.                                      Restated Articles Effective. The Restated Articles shall have been duly adopted by the Company by all necessary corporate action of its Board and its shareholders and shall have become and remain effective under the Applicable Laws of Cayman Islands.  Constitutional Documents of each other Group Company shall also be amended to the satisfaction of such Investor and shall have been duly adopted by such Group Company by all necessary corporate action of its board of directors and its shareholders and duly filed with the relevant Governmental Authorities.

10.                               Due Diligence.  Such Investor shall have completed its legal, financial, technical, business and personnel due diligence investigation of the Group Companies, the Covenantors and the Key Employees to its satisfaction, and the result of such due diligence investigation shall be satisfactory to such Investor.  The Company shall have delivered a Disclosure Letter to the satisfaction of such Investor prior to the Closing.

11.                               Execution of Transaction Agreements.  Each party (other than such Investor) to the Transaction Agreements (including but not limited to Management Rights Letter) shall have duly executed and delivered to such Investor each of the Transaction Agreements to the satisfaction of such Investor.

12.                               No Contravention.  No party (other than the Investors) is in violation, breach or default of any term or provision of the Restructuring Documents and other Transaction Agreements.

13.                               Financial Statements and Forecasts.  The Company shall have delivered to such Investor the Financial Statements and one-year financial forecast for the financial year of 2016 for the Group Companies, all in form and substance satisfactory to such Investor.

14.                               No Dividend.  From the date of Financial Statements until the Closing, no dividend or other distributions has been paid or declared directly or indirectly to the Founder, or any other shareholder of any Group Company, unless with the prior written approval of such Investor.

15.                               Operational Data.  The Company shall have delivered to such Investor, in form and substance satisfactory to such Investor, operational data of the Group Companies, including without limitation cars up for auction online, cars sold online, online commission rate, online seller rebates, online buyer subsidies, online unique buyers, online unique sellers; cars up for auction offline, cars sold offline, offline commission rate, offline seller subsidies, offline buyer subsidies, offline unique buyers, offline unique sellers etc.

16.                               The investors of Hillhouse UX-II have completed all required registration/filing with the relevant Governmental Authorities in connection with their investment in the Company. For avoidance of any doubt, condition under this item 16 shall only apply to Hillhouse UX-II.

EXHIBIT I

CONDITIONS TO COMPANY’ OBLIGATIONS AT CLOSING

1.                                      Representations and Warranties.  The representations and warranties of the relevant Investor contained in EXHIBIT F hereof shall be true and correct as of the date hereof and as of the date of the Closing.

2.                                      Securities Exemptions.  The offer and sale of the Series A-1 Preferred Shares to the Investors pursuant to this Agreement shall be exempt from the registration and/or qualification requirements of all applicable securities laws.

3.                                      Transaction Agreements.  The relevant Investor shall have duly executed and delivered to the Company each of the Transaction Agreements to which it is a party.

EXHIBIT J

SHAREHOLDERS AGREEMENT

EXHIBIT K

LIST OF PROPRIETARY ASSETS

EXHIBIT L

DISCLOSURE LETTER